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                                                                   EXHIBIT 10.14

                     STANDARD OFFICE LEASE AGREEMENT (GROSS)

THIS LEASE AGREEMENT (hereinafter called the "Lease Agreement") made as of the 9th day of June, 1999 by and between TIMESHARE SYSTEMS, INC., a Minnesota corporation, having offices at 511 Eleventh Avenue South, Minneapolis, Minnesota, 55415 (hereafter called the "Landlord"), and INFLOW, INC., a Delaware corporation (hereafter called "Tenant").

                                   WITNESSETH
                                   ----------

     FOR AND IN CONSIDERATION of the sum of One Dollar ($1.00) in hand paid by each of the parties to the other, and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, Landlord does hereby lease and let unto Tenant, and Tenant does hereby hire, lease and take from Landlord, that area outlined in red on Exhibit A-1 attached hereto, and by this reference incorporated herein, and described as Suite 211, containing approximately 15,898 contiguous, rentable square feet on the second floor, (hereafter called the "Premises") at 511 11th Avenue South (hereafter called the "Building") in the City of Minneapolis, County of Hennepin, State of Minnesota. The term Building as it is used herein shall consist of the land and building set forth in Exhibit A-2 hereto. The Premises area shall be measured from the outside of exterior or corridor walls and from the center of demising walls to obtain the useable area of the Premises, which shall be multiplied by a factor of 1.15 to arrive at the rentable area of the Premises. Either of the parties may have their architect measure the Premises at any time, and if the rentable area differs from what is set forth above, then the other party may verify such measurement and the finally agreed remeasurement shall be utilized with respect to the rental amounts set forth below and with respect to calculating Tenant's proportionate share of Real Estate Taxes and Operating Expenses. The parties agree to execute a ratification agreement and/or lease amendment setting forth the new square footage and Minimum Rent Schedule to reflect such remeasured area.

ARTICLE 1 - TERM

     A. To have and to hold said Premises for a term of 122 months, commencing on July 1, 1999 and terminating on August 31, 2009 unless extended as provided herein (hereafter called the "Term") upon the rentals and subject to the conditions set forth in this Lease Agreement, and the Exhibits attached hereto. The commencement and termination dates are specifically subject to the provisions of Article 5 hereof.

     B. Tenant shall have the right to renew the Term of the Lease Agreement for two (2) periods of five (5) years each ("Renewal Term(s)"), subject to the following terms, covenants and conditions: i) Tenant shall not be in default beyond any applicable grace period in the performance of any of the terms, covenants or conditions of this Lease Agreement, either at the time of the exercise of the right to renew or at the commencement of the applicable Renewal Term; ii) the Renewal Term(s) shall be on the same terms, covenants and conditions as provided in this Lease Agreement, except the Minimum Rental during the Renewal Term shall be at the rates as set forth in the table in Paragraph 3B and there shall be no further renewal right after the commencement of the second Renewal Term; and iii) Tenant shall exercise its right to renew by giving written notice thereof to Landlord at least nine (9) calendar months prior to the expiration of the initial Term or first Renewal Term, as the case may be, time being of the essence. If Tenant fails to notify Landlord in the manner and within the time as provided in this paragraph, Tenant's right to renew this Lease Agreement shall expire and become null and void. If Tenant fails to exercise the first Renewal Term, then the following Renewal Term shall also terminate.

ARTICLE 2 - USE

     A. The Premises shall be used by the Tenant solely for the following purposes: General office purposes and computer and telecommunications equipment room. Tenant shall not have the right to use the Premises for any other purposes.

     B. Landlord acknowledges that in connection with Tenant's use of the Premises, it shall be installing specialized telecommunication equipment, and various electrical equipment and facilities associated therewith ("Telecommunications Equipment"). Tenant shall be solely responsible for ensuring that the Telecommunications Equipment can be operated consistent with Landlord's current facilities and utilities and Tenant shall be solely responsible for any special utility requirements created by the Telecommunications Equipment (such as, but not limited to: all electrical power utilized thereby, additional cooling requirements, uninterrupted power sources, etc.) the installation of which shall be governed by Article 4 and Article 12 below. Tenant shall also be solely responsible to ensure that any electrical/magnetic field ("EMF") is not emitted beyond the Premises at levels exceeding those acceptable by the Food and Drug Administration for persons with pacemakers or other electronic prosthetics (5 goss or 5,000 milligoss). In all events, Tenant shall indemnify, defend with counsel reasonably acceptable to Landlord, and save Landlord harmless from any claim for injury to a person or damage to property asserted by any person against Landlord, its agents or employees by reason of any EMF emitted from or created by the Telecommunications Equipment. In addition, Tenant hereby assumes all risk in connection with the presence of all EMF within the Premises emitted from or created by the Telecommunications Equipment and hereby releases Landlord from any and all liability or responsibility to Tenant, its agents, employees, contractors or anyone claiming through or under Tenant by way of subrogation or otherwise for the loss or damage to property or injury to persons arising out of or relating to EMF emitted from or created by the Telecommunications Equipment.

     C. Tenant and its "Affiliates" (as defined in Article 15 below) shall have the right to provide telecommunication services to other tenants in the Building on a non-exclusive basis with other providers of such services; provided all such tenants shall be able to freely choose their telecommunications provider, and Tenant shall not solicit such tenants (in person) except with Landlord's prior approval.

     D. If Landlord has space available, Tenant shall have the temporary right and license to utilize space within the Building sufficient for use as temporary office space by six (6) employees of Tenant (the "Temporary Use"). The Temporary Use shall expire and terminate, automatically and without notice five (5) business days after Tenant's receipt of a valid certificate of occupancy for its Premises. Landlord shall have the right to terminate the Temporary Use after at least 30 days notice; provided that Landlord will use its best efforts to relocate Tenant to other available space in the Building for the Temporary Use and provided further that Landlord shall only be entitled to exercise such right to terminate if the Temporary Use space occupied by Tenant is being leased by Landlord to a third party tenant. The Temporary Use shall be subject to the provisions of this Lease which are not in conflict with this Paragraph, except there shall be no payment of Minimum or Additional Rent in connection with the Temporary Use (parking fees, if any, shall be applicable).

ARTICLE 3 - RENTALS

     A. Tenant agrees to pay to Landlord as minimum rental (hereinafter called "Minimum Rental") for the Premises, without notice set-off or demand, monthly installments during the Term, and if properly exercised, each of the two Renewal Terms, all as set forth in the table in Paragraph 3B below; said monthly installments to be due and payable by Tenant in advance on the first day of each calendar month during the Term of this Lease Agreement, or any extension or renewal thereof, at the office of Landlord set forth in the preamble to this Lease Agreement or at such other place as Landlord may designate. In the event of any fractional calendar month, Tenant shall pay for each day in such partial month a rental equal to 1/30 of the Minimum Rental. In no event shall Tenant be obligated to pay any Minimum Rental or Additional Rent with respect to any Renewal Term unless Tenant exercises and is granted its right to renew for such term as provided herein.

     B. The scheduled Minimum Rentals to be paid by Tenant are as follows:

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================================================================================
                                                            Per Annum Minimum
                                                             Rental Rate per
                                                         Rentable Square Foot of
                 Time Period                              Area Contained within
                                                               the Premises
--------------------------------------------------------------------------------
    July 1, 1999 through August 31, 1999                           $0.00
--------------------------------------------------------------------------------
    September 1, 1999 through August 31, 2000                     $16.95
--------------------------------------------------------------------------------
    September 1, 2000 through August 31, 2001                     $17.45
--------------------------------------------------------------------------------
    September 1, 2001 through August 31, 2002                     $17.95
--------------------------------------------------------------------------------
    September 1, 2002 through August 31, 2003                     $18.45
--------------------------------------------------------------------------------
    September 1, 2003 through August 31, 2004                     $18.95
--------------------------------------------------------------------------------
    September 1, 2004 through August 31, 2005                     $19.45
--------------------------------------------------------------------------------
    September 1, 2005 through August 31, 2006                     $19.95
--------------------------------------------------------------------------------
    September 1, 2006 through August 31, 2007                     $20.45
--------------------------------------------------------------------------------
    September 1, 2007 through August 31, 2008                     $20.95
--------------------------------------------------------------------------------
    September 1, 2008 through August 31, 2009                     $21.45
--------------------------------------------------------------------------------
    September 1, 2009 through August 31, 2010                     $21.95
--------------------------------------------------------------------------------
    September 1, 2010 through August 31, 2011                     $22.45
--------------------------------------------------------------------------------
    September 1, 2011 through August 31, 2012                     $22.95
--------------------------------------------------------------------------------
    September 1, 2012 through August 31, 2013                     $23.45
--------------------------------------------------------------------------------
    September 1, 2013 through August 31, 2014                     $23.95
--------------------------------------------------------------------------------
    September 1, 2014 through August 31, 2015                     $24.45
--------------------------------------------------------------------------------
    September 1, 2015 through August 31, 2016                     $24.95
--------------------------------------------------------------------------------
    September 1, 2016 through August 31, 2017                     $25.45
--------------------------------------------------------------------------------
    September 1, 2017 through August 31, 2018                     $25.95
--------------------------------------------------------------------------------
    September 1, 2018 through August 31, 2019                     $26.45
================================================================================

ARTICLE 4 - CONSTRUCTION

     A. Tenant has provided or shall provide Landlord with plans and/or a description for permanent improvements to modify the Premises to accommodate Tenant's intended use (hereafter called the "Preliminary Plans"), which Preliminary Plans are subject to Landlord's approval, which approval shall not be unreasonably withheld, conditioned or delayed. The Preliminary Plans shall be deemed approved by Landlord if Landlord fails to approve or disapprove the same in writing within five (5) business days of receipt of such Preliminary Plans from Tenant. Subject to the further written approval of Landlord, which approval also shall not be unreasonably withheld, conditioned or delayed, Tenant shall make such modifications to the Preliminary Plans as it shall require (hereafter called the "Final Plans"). Landlord shall not be permitted to charge any supervisory or other fees or charges with respect to, or otherwise profit from, the Tenant Improvements. The Final Plans shall be deemed approved by Landlord if Landlord fails to approve or disapprove the same in writing within five (5) business days of receipt of such Final Plans from Tenant. Subject to the further written approval of Landlord, which approval also shall not be unreasonably withheld, conditioned or delayed, Tenant shall from time to time make such modifications to the Final Plans as it shall require (hereafter called the "Change Requests"). Any Change Request shall be deemed approved by Landlord if Landlord fails to approve or disapprove the same in writing within five (5) business days of receipt of such Change Request from Tenant. Prior to approval of the Preliminary and Final Plans and any Change Reguests, Tenant agrees to make its architect and engineers reasonably available to Landlord for purposes of responding to reasonable questions of Landlord regarding such Plans or Change Requests and their impact upon the Building. If Landlord and Tenant have not agreed on the Final Plans by July 1, 1999, then Tenant shall have the right to terminate this Lease Agreement at any time thereafter but prior to the time, if at all, that Landlord has approved the Final Plans. Tenant shall have the right to select a general contractor, construction manager, subcontractors, architects and engineers of its choice to perform the work contemplated by the Final Plans ("Work"). The general contractor, construction manager and major subcontractors contemplated by Tenant shall be first approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant shall furnish to the Landlord a written statement certified by Tenant and the general contractor who shall perform the Work listing all major subcontractors and suppliers regarding the Work. Notwithstanding that possession to the Premises shall have been delivered to Tenant, Tenant shall not have the right and license to enter the Premises to do the Work until it has submitted such certification to Landlord. Tenant shall be responsible for constructing the improvements as shown on the Final Plans (hereafter called "Tenant Improvements") at Tenant's sole cost and expense. Article 27 below, and Tenant's obligations thereunder shall specifically be applicable to the Tenant Improvements and all Work performed or to be performed by Tenant. Tenant acknowledges that the Work shall begin with the Premises in its current "as is" condition with the exception of the following ("Landlord's Work"): the Premises shall be in broom-clean condition. After completion of the Tenant Improvements, Tenant shall use its best efforts to supply to Landlord lien waivers from all suppliers, subcontractors and other entities listed on the sworn construction statement, together with a blanket lien waiver from Tenant's contractor for the full amount of the Work. In no event shall any Tenant Improvement which alters any existing Building system or any Building equipment servicing more than just the Premises be deemed a trade fixture of Tenant and, accordingly, Tenant shall not be permitted to remove the same at the end of the Term (or last Renewal Term, if applicable). Landlord, in connection with its approval of the Final Plans, shall provide Tenant with a list of those improvements which Landlord will require Tenant to remove at end of the Term (or last Renewal Term, if applicable) pursuant to Article 19 below. Any Tenant Improvements not on such list, or if Landlord fails to supply such list to Tenant prior to approval of the Final Plans, then Landlord shall be deemed to have waived its rights under Article 19 to require Tenant to so remove such Tenant Improvements. Notwithstanding the foregoing in connection with any Tenant's equipment or other personal property and/or trade fixtures being removed by Tenant, unless otherwise agreed in writing by Landlord, Tenant shall remove all conduit, cabling, piping and wiring which Tenant installed in connection with such property being removed, and shall restore the Premises and/or repair any damage thereto resulting from such removal. Tenant shall own, and have the right to remove at any time during or at the end of the Term (or last Renewal Term, if applicable), all personal property installed in the Premises by Tenant and all of Tenant's equipment, including, without limitation, generators, removable HVAC equipment, batteries, and UPS systems.

     B. The parties acknowledge that the Tenant's Work shall include the following matters (whether or not included within the Final Plans), and that Tenant shall have the right to do any of the following matters to which Tenant is entitled but which are not included in the Final Plans at a later time, subject

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to the terms of Article 12. Any of the following shall be done at Tenant's expense unless otherwise specified, but Tenant shall not pay any additional charge to Landlord in connection with any of the same:


     1. the following electrical systems requirements:

          (i) reconfiguring the power distribution system in connection with the power to be distributed to the "Electrical Room" (as defined below);

          (ii) providing of A/C electric capacity delivered to a pull box within the Premises at a capacity for Tenant's needs (such electrical capacity may exist, but Tenant is responsible for verifying same, as well as confirming that such is sufficient for its needs, including the "Tenant Generator", as defined below). If Tenant determines that its electrical requirements exceed the existing service to the Premises, Tenant shall be entitled to, at its sole cost and expense, increase such capacity, provided it obtains the necessary governmental approvals and no additional costs for service fees are incurred by Landlord. Landlord agrees to cooperate with any applications Tenant may be required to make to any appropriate governmental agencies and/or public or private utility providers in connection therewith, provided the same shall be without cost to Landlord;

          (iii) Tenant shall be entitled to install UPS electrical systems and/or batteries all in a portion of the Premises along with the Telecommunications Equipment ("Electrical Room"), or at an alternate location reasonably acceptable to both Landlord and Tenant, and to integrate the Building power into such systems.

          (iv) Tenant shall have the right to tie into the Building's existing grounding systems. At Tenant's option, if the existing grounding systems do not meet Tenant's requirements, Tenant shall have the right to install its own electrical grounding system.

          (v) Tenant shall install for the Premises (including the Electrical Room) an electric submeter for all electrical usage therein;

     2. installation of the following:

          (i) Tenant shall be entitled to remove or destroy any interior walls within the Premises, if there are any. If Tenant delivers any modular interior walls from within the Premises to Landlord, Landlord shall store the same until the completion of Tenant's Work, at which time said removed modular interior walls (together with any additional modular interior walls Landlord may have in storage) shall be made available by Landlord to Tenant for installation of offices and rooms (including the Electrical Room) utilizing Landlord's modular walls, to the extent Tenant so desires;

          (ii) installation of floor covering and wall coverings pursuant to Final Plans;

          (iii) extension of the demising walls above the ceiling to the deck of the third floor, pursuant to Final Plans, if Tenant is installing any demising walls, to the extent required by applicable building codes;

          (iv) Tenant shall be entitled to install cabling and conduit from the Premises to Tenant's telecommunication antennae and related equipment on the roof of the Building (which placement, location and maintenance of such equipment shall be governed by a separate license agreement in the form of Exhibit B attached hereto and incorporated herein by reference). Tenant agrees that at no time during the Term shall it use, license or otherwise agree to utilize any space upon the Building or land upon which it is located for antennae space, except pursuant to Exhibit B, and in no event shall it use, license, utilize or rent space for antennae from other tenants or licensees of the Building without the consent of Landlord, which consent may be conditioned upon payment of reasonable fees to Landlord;

          (v) Tenant shall be entitled, without charge, to use of the Building's existing conduit and riser space and in the event existing conduit is not available, the installation of conduit and cabling from the Premises to HVAC, power and telecommunications facilities within and outside of the Building. In connection therewith Landlord shall cooperate with Tenant to locate and utilize an appropriate riser space from the Premises to other necessary levels of the Building, such cooperation may include core drilling (subject to Paragraph 4C below). Tenant shall also have the right to construct dual telecommunication conduit entrances to the Building (as reasonably approved by Landlord), which may include the removal and replacement of curbing and/or sidewalks, and trenching and repairing portions of the parking lot and/or other common areas, all subject to Paragraph 4C below. Tenant agrees to use reasonable efforts to cooperate and coordinate with other tenants of the Building desiring or constructing such dual telecommunication conduit entrances, to the extent Landlord notifies Tenant of the same. Notwithstanding anything contained in this Lease Agreement to the contrary, all cabling and conduit, located on the exterior of the Premises shall become the property of Landlord upon the expiration of the Term and shall be surrendered with the Premises and Tenant shall have no obligation to remove any of the same.

          (vi) Tenant shall have the right to demolish any currently existing tenant improvements or other similar construction within Tenant's Premises, including, without limitation, cabling, water lines and other pipes, with the exception of Building systems and except any pipes, cables or ducts above the ceiling in the Premises which are located between the existing corridor adjacent to the Premises and the first row of columns within the Premises. If any pipes, cables or ducts are central to Building systems, Tenant may relocate them (subject to paragraph 4c below) or leave them within the Premises, at Tenant's option.

     3. installation of the following heating, ventilation, air conditioning systems, equipment or facilities ("HVAC"):

          (i) Tenant shall have the right, at any time during the lease Term, to install a separate and independent cooling system to provide HVAC to the Premises, including but not limited to, condensers or other cooling equipment on the roof of the Building, in the location depicted on Exhibit F attached hereto, provided that the footprint for such equipment on the roof shall not exceed 1200 square feet unless approved by Landlord ("Cooling Equipment"). Tenant shall not pay for such space unless it is required to do so pursuant to Paragraph 35B below.

          (ii) Tenant shall have the right to tap into the Building water/steam supply in order to operate a humidifier system in the Premises, subject to Paragraph 4C below.

          (iii) Tenant shall have the right to modify the Building's heating system servicing the Premises, including, without limitation, to remove, cap or divert the same, subject to Paragraph 4C below.

          (iv) Tenant may modify the duct work and other modifications necessary to the Building's HVAC so as to service the Premises.

          (v) Tenant shall have the right to install pipes at Tenant's expense, not to exceed a total of twelve (12) inches in diameter and any one pipe not to exceed six (6) inches in diameter, from the roof through the core of the Building to support existing or future HVAC systems in the Premises.

          (vi) Landlord shall provide, at no additional charge, riser space and/or appropriate other common space to connect Tenant's Cooling Equipment to electricity sources and to the Premises.

          (vii) Tenant shall have the right to vent through the Building ventilation system and to install drains for the Cooling Equipment and to discard any HVAC wastewater into the Building's sewage system.

     4. Subject to the prior approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, Tenant shall be entitled to reinforce the floor load capacity of the Premises. Tenant shall be responsible for assuring that its equipment and any of the Work performed within the Premises does not exceed the floor capacities of the Building and/or Premises and Tenant shall indemnify and hold Landlord harmless from all damage, liability and costs (including reasonable attorneys' fees) in the event it over-loads the floor capacity of the Premises, but only to the extent it exceeds 100 pounds per useable square foot.

     5. Tenant shall have the right, subject to paragraph 4c below, in its discretion and at its expense, to do any or all of the following: (a) convert the present sprinkler system within the Premise to a dry-pipe, pre-action system, (b) relocate or encase any water mains or other water pipes running through or adjacent to the Premises, (c) install an FM 200 gas system in the Premises, and (d) install any other fire suppression system approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed.

     6. Tenant shall have the right, at any time, to install and maintain up to two of its own power generators, together with associated fuel storage tanks (the "Tenant Generators") and to integrate Building power into such Tenant Generators. Such installation and maintenance shall be in accordance with the following:

                   (a) Landlord shall provide a pad site for the Tenant Generators at no additional charge, which shall be located outside the Building, on the ground floor, north of the East entrance, in the location generally depicted on Exhibit E attached, the dimensions of which are approximately 30 feet by 30 feet. Such pad site shall be delivered to Tenant "as is" on the date of execution of this Lease Agreement. Tenant may secure said area by fencing or other means reasonably approved by Landlord; however, Tenant acknowledges that an existing generator currently adjoins said pad location and access to such adjoining pad may in no instance be blocked by Tenant or Tenant's use of such pad. Landlord agrees for purposes of Paragraph 35B below that the area so secured shall be the space actually used by Tenant for the Tenant Generators. Tenant shall have the right, at its option and at no additional charge, to install one of the two Tenant Generators in the roof penthouse, next to the two Building generators, instead of the location in the foregoing sentence, provided the same does not exceed 1,000 square feet.

                   (b) Landlord shall provide, at no additional charge, riser space and/or other appropriate common space to connect such Tenant Generators to electrical sources and to the Premises.

                   (c) Tenant shall first obtain such governmental approvals, authorizations and permits as are required to install and operate the Tenant Generators.

                   (d) Tenant shall maintain the Tenant Generators and any related equipment, at its sole cost and expense, in good order and condition and will repair any damage to the Building and/or any other equipment caused by the Tenant Generators and/or its installation and/or removal. Landlord shall not be liable to Tenant or to any other person for any loss or damage to the Tenant Generator regardless of cause, other than the negligence or acts of Landlord, its agents or employees.

                   (e) Tenant shall install such spill protection and other tank monitoring devices for the Tenant Generators as shall be required by governmental codes and regulations, (iii) Tenant shall provide Landlord with copies of all warranties and evidence of any testing for the Tenant Generators required by law, and (iv) Tenant shall indemnify Landlord from and against any and all costs and liability arising from a leak from any such fuel tank comprising part of the Tenant Generators, including, without limitation, any clean-up costs.

                   (f) Upon the termination of the Lease Agreement, Tenant will have the right to remove the Tenant Generators, provided, (i) the Tenant Generators are removed within five (5) days following the termination of the Lease Agreement, and (ii) Tenant shall repair all damage to the Building, landscaping and/or any other equipment caused by the removal of the Tenant Generators and shall restore the area to the condition as existing prior to such installation.

     C. All of Tenant's Work shall be performed in a good and workmanlike manner and to the extent any of such Work involves alteration or replacement of any existing equipment or facilities of the Building, Tenant shall use a standard and grade equal to or better than such existing equipment and facilities. To the extent any of Tenant's Work involves areas outside the Premises ("Exterior Work"), Tenant and its contractors shall coordinate all such Work with Landlord and Landlord's Building Manager, on a weekly basis. Tenant shall have the right to perform Tenant's Work 24 hours per day, seven days per week, together with reasonable access to freight elevators, loading docks and other common areas; provided that Tenant will use reasonable efforts to avoid undue disturbance of other tenants of the Building between 8:00 a.m. and 5:00 p.m. weekdays. In all events, whenever the Tenant's Work involves the alteration and/or interference with any of the Building's systems, including, but not limited to, electrical, water, HVAC, sprinkler, plumbing and life/health/safety systems, Tenant shall indemnify and hold Landlord harmless with respect to any interruption of such systems to other portions of the Building and/or other tenants and the continued operational integrity of such systems as a result of the Work. In all events, Tenant, at his sole cost and expense, shall obtain all applicable governmental approvals with respect to the installation or doing of all Work including the Exterior Work. Tenant shall cause its contractors and subcontractors to utilize only those parking areas designated by Landlord, and to the extent such use utilizes parking spaces, Tenant shall utilize its parking licenses (as set forth in Paragraph 14D and Exhibit C below) for such purposes and Tenant shall be responsible for the license fees due thereunder during such parking use by Tenant's contractors and subcontractors. Landlord agrees to cooperate, at no out-of-pocket cost to it, with respect to the obtaining of any such governmental approvals, such cooperation, however, shall not extend to providing any concessions to the governmental authority with respect to zoning, parking or other restrictions relating to the Building.

ARTICLE 5 - POSSESSION

     A. Tenant shall have access and possession to the Premises pursuant to
Article 4 above. Construction delays affecting Tenant's Work due to material shortages, strikes, or acts of God, or otherwise shall in no event postpone the date of commencement of the Term of this Lease Agreement nor of the payment of rentals. By occupying the Premises as a Tenant, or to install fixtures, facilities or equipment, or to perform the Work, Tenant shall be conlusively deemed to have accepted the same, except for any latent defects affecting the Building.

ARTICLE 6 - TENANT'S PRO RATA SHARE OF REAL ESTATE TAXES AND OPERATING EXPENSES ABOVE BASE

     A. Commencing with calendar year 2001, during each full or partial calendar year during the Term of this Lease Agreement, Tenant shall pay to landlord, as Additional Rental, the amounts by which actual Real Estate Taxes and Operating Expenses (both as hereafter defined) per square foot of rentable area in the Building multiplied by the number of square fast of rentable area in the Premises exceed the Real Estate Tax Base and the Operating Expense Base, respectively (both as hereafter defined) prorated for the period that Tenant occupied the Premises. Consistency shall be used with all methods in calculating the Operating Expense Base. In the event that during all or any portion of any calendar year, the Building is not at least 95% rented and occupied Landlord shall make any appropriate adjustment in occupancy-related Operating Expenses for such year for the purpose of avoiding distortion of the amount of such Operating Expenses to be attributed to Tenant by reason of variation in total occupancy of the Building, by employing sound accounting and management principles to determine occupancy-related Operating Expenses that would have been paid or incurred by Landlord had the Building been 95% rented and occupied, and the amount so determined shall be deemed to have been Operating Expenses for such year, provided that Landlord will not be entitled to receive from Tenant and other tenants more than 100% of the actual occupancy-related Operating Expenses. If Landlord incurs costs or expenses associated with or relating to separate items or categories of Operating Expenses that were not part of Operating Expenses during the year of the Operating Expense Base, then the Operating Expenses for the year of the Operating Expense Base will be deemed increased by the amounts Landlord would have incurred during the year of the Operating Expense Base with respect to such costs and expenses had such separate items or categories of Operating Expenses been included in Operating Expenses during the year of the Operating Expense Base. As used herein, the "Real Estate Tax Base" shall be the actual per rentable square foot Real Estate Taxes for the Building for the calendar year 2000, times the rentable square feet contained within the Premises, and the "Operating Expense Base" shall be the actual per rentable square foot Operating Expenses for the Building for the calendar year 2000, times the rentable square feet contained within the Premises. If the actual Real Estate Taxes or Operating Expenses per square foot times the rentable square feet contained within the Premises are less than the Real Estate Tax Base or Operating Expense Base, respectively, Tenant shall not be entitled to any refund or credit.

     B. Commencing with calendar year 2001, Landlord shall, each year during the Term of this Lease Agreement, give Tenant an estimate of Operating Expenses and an estimate of Real Estate Taxes payable per square foot of rentable area in the Building multiplied by the number of square feet of rentable area in the Premises for the coming calendar year. If either such estimate exceeds the respective Real Estate Tax Base or Operating Expense Base (as defined above), Tenant shall pay, as Additional Rental, along with its monthly Minimum Rental payments required hereunder, one-twelfth (1/12) of such excess estimated Operating Expenses and/or Real Estate Taxes and such Additional Rental shall be payable until subsequently adjusted for the following year pursuant to this Article.

     C. As soon as possible after the expiration of each calendar year beginning with the year 2002, but in any event no later than ninety (90) days following the close of the calendar year, Landlord shall determine and certify to Tenant the actual Operating Expenses and Real Estate Taxes for the previous year per square foot of rentable area in the Building and the amounts applicable to the Premises. If such statement shows that Tenant's share of increases in Operating Expenses and Real Estate Taxes over the Operating Expense Base and the Real Estate Tax Base, respectively exceeds Tenant's estimated monthly payments for the previous calendar year, then Tenant shall, within twenty (20) days after receiving Landlord's certification, pay such deficiency to Landlord. In the event of an overpayment by Tenant, such overpayment (not to exceed the amount of the estimated payments) shall be refunded to Tenant, at the time of certification, in the form of an adjustment in the Minimum Rental or Additional Rental next coming due, or if at the end of the Term by a refund. By written notice given to Landlord no later than six (6) months following delivery of the written certification of Landlord, Tenant shall have the right to audit, or have audited the written certification and the books and records from which such certification is derived. Tenant shall pay the costs of any such audit, unless it is determined that Tenant's overpayment was more than three percent (3%) of the actual amount in which case Landlord shall reimburse Tenant for the reasonable cost of the audit.

     D. For purposes of this Article, the term "Real Estate Taxes" means the total of all taxes, fees, charges and assessments, general and special, ordinary and extraordinary, foreseen or unforeseen, which become due and payable upon the Building. All reasonable costs and expenses incurred by Landlord during negotiations for or contests of the amount of Real Estate Taxes shall be included within the term "Real Estate Taxes". For purposes of this Article, the term "Operating Expenses" shall be deemed to mean all reasonable costs and expenses directly related to the Building incurred by Landlord in the repair operation, management and maintenance of the Building including interior and exterior and common area maintenance, management fees (to the extent the same are included in the BOMA definition of "reasonable and customary fees for management in the building), cleaning expenses, energy expenses except as provided below, insurance premiums, and the amortization of capital investments made to reduce operating costs (including reroofing costs) to the extent of reasonably anticipated savings to be achieved thereby or that are necessary due to govermnental requirements not in effect on the date of this Lease Agreement, all in accordance with generally accepted accounting principles. Landlord agrees that notwithstanding anything to the contrary in this Lease Agreement, Tenant's proportionate share of Operating Expenses shall not be increased for any calendar year by more than 3% over the previous calendar year. The following shall not be included in Operating Expenses:

          1. real estate brokerage and leasing commissions and other expenses incurred for leasing;

          2. cost of alterations or improvements of any tenant's premises;

          3. allowances or concessions provided to any tenant or occupant of the Building;

          4. costs incurred to make major repairs or replacements of any defective initial construction of the Building and related appurtenances regardless of how such costs are characterized under generally accepted accounting principles, and costs incurred for repairs or other items to the extent Landlord is reimbursed by third parties;

          5. legal expenses incurred in connection with the preparation or negotiation of leases, subleases, assignments or other lease-related documents with current, prior or prospective tenants or occupants of the Building;

          6. marketing or advertising costs to solicit new tenants;

          7. wages, salaries, fees, and fringe benefits paid to executive personnel or officers or partners of Landlord not having direct day to day responsibility for operating or providing services to the Building;

          8. the cost, above any applicable deductible, of repairs or other work occasioned by fire, windstorm or other casualty of an insurable nature or by the exercise of eminent domain;

          9. costs incurred for alterations, replacements or improvements that would be considered capital improvements under generally accepted accounting and sound management principles consistently applied, except current amortization (together with interest of ten percent (10%) per annum on the unamortized amount) of the capital improvement cost over the reasonable useful life of the improvement where such capital improvement is reasonably necessary to improve the operation or maintenance efficiency of the Building or as otherwise expressly permitted above, provided that the amortization costs charged to direct costs for capital improvements to improve the operation or maintenance efficiency of the Building shall be limited to the estimated reduction in direct costs for the relevant years resulting from such capital improvements;

          10. expenses in connection with services or other benefits of a type which are not provided or available to Tenant but which are provided to another tenant of the Building or to some other third party. Tenant acknowledges that janitorial expenses for the Building and for individual tenant spaces are included within Operating Expenses notwithstanding that janitorial services shall be supplied only to the office portions of the Premises;

          11. costs incurred due to violation by Landlord or any tenant of the Building of the terms or conditions of any lease;

          12. Landlord's general overhead except as it directly relates to the management and operation of the Building;

          13. all items and services for which any tenant reimburses Landlord or pays third persons;

          14. ground lease rentals, principal or interest payments, refinancing charges or points, or penalties resulting from late payments by the Landlord, or depreciation;

          15. costs incurred in connection with the cure or correction of latent defects at the Building and cost incurred in connection with the clean-up of Hazardous Substances from the Project or Building;

          16. Landlord's cost of services sold separately to tenants for which Landlord is entitled to be reimbursed by such tenants as an additional charge;

          17. costs incurred in connection with negotiations or disputes with tenants of the Building and costs incurred due to the violation by Landlord of the terms of any lease or other contract;

          18. costs incurred in connection with renovating or otherwise improving or decorating leased space for other tenants or other occupants or vacant tenant space, other than common areas, and costs incurred in connection with any construction or improvement of any portion of the Building except the common areas and with construction or improvement of any additional building or structure on the land on which the Premises is located;

          19. any particular item or service for which Tenant otherwise reimburses Landlord by direct payment;

          20. any expense for which Landlord is compensated through proceeds of insurance or agreements of indemnity or surety bonds or guaranties or for which Landlord is reimbursed by third parties;

          21. any fines or penalties or other expenses incurred due to actual or alleged violations by the Building of any governmental law, rule or authority which is in effect on the date of this Lease Agreement and any fines or penalties or other expenses incurred due to actual or alleged violations by Landlord of any governmental law, rule or authority whether or not in effect on the date of this Lease Agreement;

          22. cost of legal, accounting and other professional services incurred by Landlord in connection with leasing activities or other activities which are not Operating Expenses, and costs of audits of any kind performed by tenants;

          23. any bad debt loss, rent loss, or reserves for bad debt or rent loss;

          24. Landlord's general corporate overhead and general administrative expenses;

          25. Costs arising from Landlord's charitable or political contributions;

          26. Real Estate Taxes; and

          27. Any types of utility services (including, without limitation, electricity, water, gas, sewer and telephone) that at any time during the Term of this Lease Agreement (any Renewal Terms) are separately metered or contracted for and paid for by Tenant directly, to the extent serving any other tenant portions of the Building, except that Landlord may include within Operating Expenses electrical usage by tenants not currently separately submetered (but such tenants shall not exceed 10% of the Building's area).

     E. Landlord may at any time designate a fiscal year in lieu of a calendar year and in such event, at the time of such a change, there may be a billing for the fiscal year which is less than 12 calendar months. Any such change shall not increase the amounts that Tenant would otherwise owe hereunder.

     F. Landlord reserves, and Tenant hereby assigns to Landlord, the sole and exclusive right to contest, protest, petition for review, or otherwise seek a reduction in the Real Estate Taxes. In the event of any reductions in the Real Estate Taxes due to Landlord's contesting the same which relate to taxes due and payable for a year during the Term (or any Renewal Terms), such tax reduction, after payment of Landlord's reasonable costs and expenses incurred in connection with effectuating such reduction (unless such costs and expenses have already been reimbursed as part of prior Real Estate Tax payments), shall be retroactively given effect, and Tenant shall be refunded its Proportionate Share of said reduction (but not below the Real Estate Tax Base).

     G. Landlord shall keep and maintain records of all Operating Expenses and Real Estate Taxes for a period of not less than two (2) years, which records shall be made available to Tenant at reasonable times at Landlord's offices for inspection and copying by Tenant or its representatives, at Tenant's cost. If Tenant in good faith disputes the accuracy of the total amount of Operating Expenses or Real Estate Taxes, Tenant may audit Landlord's books and records by Tenant's representative. If such audit establishes that any of the actual Operating Expenses or Real Estate Taxes are less than Landlord's final determination thereof by three percent (3%) or more, then Landlord shall pay the cost of such audit. Any over-charged or under-paid amounts shall be reimbursed by the responsible party within thirty (30) days following delivery of such audit to Landlord, provided Landlord does not contest the same. Any amounts payable pursuant to this Lease Agreement shall continue to be paid during the pendency of any audit or dispute, but upon final determination or resolution of such dispute, any amounts payable by one party to the other hereunder shall bear interest at the rate of twelve percent (12%) per annum.

      H. Tenant agrees to pay as Additional Rent, which shall be collectable to the same extent as Minimum Rental, any tax, charge or fee which may be levied, assessed or imposed upon or measured by the rents reserved hereunder by any governmental authority acting under any present of future law, before any fine, penalty, interest or costs may be added thereto for non-payment. The foregoing shall not be construed to include any form of income tax.

ARTICLE 7 - UTILITIES AND SERVICE; ACCESS, COLOCATION AND INTERCONNECTION

     A. Landlord agrees to provide water and sanitary sewer services to the common area restrooms of the Building, together with janitorial supplies and cleaning services to such restroom facilities.

     B. Landlord agrees to furnish standard heat, ventilation and air conditioning, adequate for normal office operations, to the Premises, or, at Tenant's option, exclusively to the office areas of the Premises (provided Tenant does not remove and/or relocate the HVAC duct work serving the office areas of the Premises), during normal business hours, at no additional charge. Landlord shall also provide electricity and janitorial services to the office areas of the Premises (specifically excluded from the Electrical Room), on a 24-hour basis. Electricity to the Premises shall be by separate submeter installed by Tenant at its expense, if not currently existing.

     C. Tenant shall make arrangements to connect the Premises to Building power in the high voltage room in the "penthouse" and equipment rooms, or otherwise as approved by Landlord, which approval shall not be unreasonably withheld. Thereafter, Landlord shall deliver to the Premises at all times, through the duration of the Term and any Renewal Terms, a minimum of 1200 amps of 480 volt a/c three phase power.

     D. No temporary interruption or failure of such services incidental to the making of repairs, alterations or improvements, or due to accidents or strike or conditions or events not under Landlord's control, shall be deemed as an eviction of the Tenant or relieve the Tenant from any of the Tenant's obligations hereunder. Notwithstanding the foregoing, if for any reason whatsoever, except due to force majeure or by any negligent act or omission or intentional misconduct of Tenant and as a result: (i) all or any portion of the Premises shall become untenantable (the "Untenantable Premises") for the normal conduct of Tenant's business for a period of three (3) consecutive days, (ii) Tenant shall vacate the Untenantable Premises and cease doing business therein in (provided, however, that the continued presence of Tenant's security personnel therein for the purposes of preservation of Tenant's property shall not constitute a failure by Tenant to vacate the Untenantable Premises) and
(iii) Tenant shall give notice to Landlord of the facts set forth in clauses (i) and (ii) above, then in such event, the portion of the Rents allocable to the Untenantable Premises shall be fully abated for the period commencing on the day that all the conditions set forth in (i), (ii) and (iii) above shall first be satisfied and ending on the date that the Untenantable Premises shall be rendered usable for the normal conduct of Tenant's business and Landlord shall have given notice thereof (or the date Tenant shall re-occupy the Untenantable Premises for the normal conduct of its business, if earlier).

        E. For the purposes of this Article 7, normal business hours shall be deemed to mean the period of time between 8:00 am. and 6:00 p.m., Monday through Friday, and 8:00 a.m. to 1:00 p.m. Saturdays, and specifically excluding Sundays and legal holidays. Landlord agrees that Tenant and its customers and vendors shall have access to the Premises, common areas, power and telephone closets serving the Premises, the elevator and parking area, freight elevators and loading dock and any of Tenant's equipment in the Building or otherwise within Landlord's control, 24 hours per day, 7 days per week, 52 weeks per year. After normal business hours such access may be subject to the use of security cards and other rules and regulations which Landlord may adopt from time to time with respect to the Building, provided the same are reasonable and are equally applicable to all tenants of the Building and are not inconsistent with the foregoing and do not materially interfere with the conduct of Tenant's business. Landlord specifically acknowledges that Tenant's business requires regular access to the Premises for Tenant's customers after normal business hours. Landlord also agrees that it will establish procedures that permit access to areas other than the Premises after normal business hours, which procedures will include a mechanism for access without advance notice for repairs and other urgent matters that are unanticipated.

        F. Tenant shall have all of the rights provided in this Section 7(F), at no additional charge. Tenant shall have the right to place telecommunications equipment of its customers within the Premises ("Co-Location") without Landlord's consent and such Co-Location shall not be deemed an assignment or sublease or restricted license under the terms of this Lease Agreement regardless whether a written agreement exists between Tenant and its customers, Tenant shall have the right in addition to Co-Location to provide rights to temporarily use portions of the Premises (not to exceed 3 weeks in duraton) to its customers and vendors without Landlord's consent. Tenant shall have the right to connect customer equipment to telecommunications facilities in the Building. Tenant shall have the right to interconnect its telecommunications facilities with, and/or to provide telecommunications services to, other tenants of the Building. Landlord shall provide access to and space within building risers for the foregoing purposes at no additional charge.

        G.  Tenant shall have the right to make its own arrangements for power.

ARTICLE 8- NON-LIABILITY OF LANDLORD AND YEAR 2000 READINESS DISCLOSURE

       A. Except in the event of negligence of Landlord, its agents, employees or contractors, or as specifically provided herein, Landlord shall not be liable for any loss or damage for failure to furnish heat, air conditioning, electricity, elevator service, water, sprinkler system or janitorial service. Landlord shall not be liable for personal injury, death or any damage from any cause about the Premises or the Building except if caused by Landlord's negligence or willful misconduct.

        B. Landlord shall provide Tenant with a list of the Building's major equipment ("Major Equipment") manufacturers, as reasonably requested by Tenant, including model numbers and software version numbers of any software utilized with such equipment, to the extent known or reasonably ascertainable by Landlord. Major Equipment shall be deemed to include, without limitation, the Building's fire surpression system. Landlord shall use its good faith efforts to obtain from its vendor/servicors of its Major Equipment a Y2K compliance statement with respect to such Major Equipment and shall utilize its good faith efforts to conform any such Major Equipment so as to be Y2K compliant, to the extent it discovers that any such Major Equipment is not Y2K compliant. The foregoing is not a guaranty nor an indemnification that no interruptions or malfunctions will result as a passage from the year 1999 to the year 2000, but rather to simply disclose to Tenant the steps Landlord has and/or will take and Tenant specifically releases Landlord from damages, liabilities or costs or expenses which may arise out of such interruption and/or malfunction, unless Landlord has breached the representations set forth in this Article.

ARTICLE 9- CARE OF PREMISES

       A.  Tenant agrees:

                1. To keep the Premises in as good condition and repair as they were in at the time Tenant took possession of same, reasonable wear and tear and damage from fire and other casualty for which insurance is normally procured excepted;

                2. To keep the Premises in a clean and sanitary condition and to be responsible for janitorial services for the switch room;

                3. Not to commit any nuisance or waste on the Premises, overload the Premises or the electrical, water and/or plumbing facilities in the Premises or Building, throw foreign substances in plumbing facilities, or wastefully use any of the utilities furnished by Landlord;

                4. To abide by such rules and regulations as may from time to time be reasonably promulgated by Landlord and of which Tenant has received written notice, except to the extent any of the same conflict with the terms and provisions of this Lease;

                5. To obtain Landlord's prior approval (not to be unreasonably withheld, conditioned or delayed) of the interior design of any portion of the Premises visible from the common areas or from the outside of the Building. "Interior design" as used in the preceding sentence shall include but not be limited to floor and wall coverings, furniture, office design, artwork and color scheme; and

                6. Landlord shall have no obligation to maintain, repair or replace any equipment and/or trade fixtures which services, or is dedicated, solely or exclusively to the Premises and/or Tenant.

      B. If Tenant shall fail to keep and preserve the Premises in the state of condition required by the provisions of this Article 9, the Landlord may at its option put or cause the same to be put into the condition and state of repair agreed upon, and in such case the Tenant, on demand, shall pay the cost thereof.

      C. Landlord agrees to keep and maintain the common areas of the Building consistent with other Class B buildings in the Minneapolis central business district and to supply janitorial services for only the office and common areas.


ARTICLE 10- NON-PERMITTED USE

      A. Tenant agrees to use the Premises only for the purposes set forth in
Article 2 hereof. Tenant further agrees not to commit or permit any act to be performed on the Premises or any omission to occur which shall be in violation of any statute, regulation or ordinance of any governmental body or which will increase the insurance rates on the Building or which will be in violation of any insurance policy carried on the Building by the Landlord. Landlord agrees that Tenant's use of the Premises as expressly permitted in this Lease Agreement will not increase the insurance rates on the Building or violate any insurance policy carried on the Building by Landlord. Tenant, at its expense, shall comply with all governmental laws, ordinances, rules and regulations applicable to Tenant's particular use of the Premises and shall promptly comply with all governmental orders, rulings and directives for the correction, prevention and abatement of any violation upon, or in connection with Tenant's particular use of the Premises, including the making of any alterations or improvements to the Premises, all at Tenant's sole cost and expense. The Tenant shall not disturb other occupants of the Building by making any undue or unseemly noise and shall not do or permit to be done in or about the Premises anything which will be dangerous to life or limb. In connection with the foregoing provision, Tenant covenants and agrees that it shall not store, process, produce or dispose of any flammables, explosives, radioactive materials, ACM's, polychlorinated biphenyls (PCB's), chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous waste, toxic substances, petroleum and petroleum products, chloraflora carbons (CFC's) and substances declared to be hazardous or toxic (collectively "Hazardous Substances") in violation of any present or future federal, state or local environmental law, ordinance or regulation ("Environmental Laws") upon the Premises or any part thereof without first obtaining Landlord's written consent, which consent may be withheld or denied in Landlord's sole discretion, provided that Landlord hereby consents to Hazardous Substances in small quantities as are typically used in an office building (such as, toner, cleaning fluids, etc.) and in a telecommunications and computer equipment room. Tenant agrees to indemnify and defend and hold Landlord harmless from and against all fines suits, claims, actions, damages, liabilities, costs and expenses (including reasonable attorneys' fees) asserted against Landlord arising out of and in any way connected with Tenant's failure to comply with its obligations of this Paragraph or arising from the consented to presence of Hazardous Substances which Landlord has consented to under this paragraph (specifically including any diesel fuel), which indemnification shall survive the expiration of the termination of this Lease Agreement.

     B. Landlord represents that it was not the owner of the Building during construction. Landlord warrants and represents that, to the best of its knowledge, there are no Hazardous Substances in the Building, including, without limitation, lead-based paint, except as may be disclosed in the environmnental Report" (as defined hereafter). Landlord warrants and represents that, to the best of its knowledge, there is no asbestos in the Building. Landlord shall make available that certain Phase I Environmental Report prepared on behalf of the FDIC/RTC ("Environmental Report") to Tenant. Landlord warrants and represents that there is nothing contained in the Environmental Report which would materially interfere with Tenant's use of the Premises and or construction of its Work. Landlord hereby covenants that if, at any time during the Term of the Lease Agreement, as the same may be extended, "Hazardous Substances" are required to be removed, encapsulated or otherwise remediated by any legal governmental authority having jurisdiction over the Building, the presence for which Landlord is the "responsible party" and Tenant is not a "responsible party" (as defined by Environmental Laws) then Landlord shall so remediate the same as so required, at Landlord's sole cost and expense and not as a part of Operating Expenses. Landlord agrees to indemnify and defend and hold Tenant harmless from and against all fines, suits, claims, actions, damages, liabilities, costs and expenses (including attorneys' fees) asserted by such governmental authorities against Tenant arising out of or in any way connected with Landlord's failure to comply with its obligations in the preceding sentence, which indemnification shall survive the expiration or the termination of this Lease Agreement.

ARTICLE 11 - INSPECTION

      The Landlord or its employees or agents shall have the right without any diminution of rent or other charges payable hereunder by Tenant to enter the office portion of the Premises at all reasonable times for the purpose of exhibiting the Premises to prospective tenants or purchasers, inspection, cleaning, repairing, testing, altering or improving the same or said Building, but nothing contained in this Article shall be construed so as to impose any obligation on Landlord to make any repairs, alterations or improvements. Landlord's rights under this section shall be exercised in such a manner as to create the least practicable interference with Tenant's use and occupancy of the Premises. Except in the case of an emergency posing imminent danger to any person, the Premises, or any other portion of the Building which makes notice to Tenant impractical, any entry on the Premises by Landlord shall be made at reasonable times after reasonable notice to Tenant. In exercising Landlord's rights of entry, Landlord shall comply with Tenant's reasonable security regulations of which Landlord has been advised of in writing. Landlord hereby recognizes that Tenant is engaged in a business that involves access to privileged and confidential matters and information and agrees to take reasonable precautions as to not compromise such confidentiality or Tenant's security procedures. Therefore Landlord agrees that Landlord may enter and pass through the Premises only when accompanied by a representative of Tenant, provided that Tenant agrees to make such representative available. Landlord agrees that it shall not enter the Premises for the purpose of exhibiting the Premises to prospective tenants, except during the last nine (9) months of the Term, as the same may be extended, or at any time when Tenant is in default.

ARTICLE 12 - ALTERATIONS

     Except as provided in Section 4(B)(2)(v), Tenant will not make any alterations, additions or improvements in or to the Premises or add, disturb or in any way change any plumbing, wiring, life/safety or mechanical systems, locks, or structural portions of the Building (any of the same, "Alterations") without the prior written consent of the Landlord as to the character of the Alterations, the manner of doing the work, and the contractor doing the work (approval of the Preliminary Plans, Final Plans and any Change Requests shall be governed by Article 4 and shall not require separate consent under this Article
12). Such consent shall not be unreasonably withheld, conditioned or delayed. If Landlord fails to approve or disapprove any proposed Alterations in writing within five (5) business days of receipt of a request therefor from Tenant, then such Alterations shall be deemed approved by Landlord. All such work shall comply with all applicable governmental laws, ordinances, rules and regulations. Landlord shall not be permitted to charge any supervisory or other fees or charges with respect to, or otherwise profit from, any Alterations. Tenant shall have the right to perform approved Alterations 24 hours per day, seven days per week, together with reasonable access to freight elevators, loading docks and other common areas; provided that Tenant will use reasonable efforts to avoid undue disturbance of other tenants of the Building between 8:00 a.m. and 5:00 p.m. weekdays. Landlord, in connection with its approval of any Alterations, shall provide Tenant with a list of those improvements which Landlord will require Tenant to remove at the end of the Term (or last Renewal Term, if applicable) pursuant to Article 19 below. Any improvements not on such list, or if Landlord fails to supply such list to Tenant prior to the approval of the Alterations, then Landlord shall be deemed to have waived its rights under
Article 19 to require Tenant to so remove such improvements. Notwithstanding the foregoing in connection with any Tenant's equipment or other personal property and/or trade fixtures being removed by Tenant, unless otherwise agreed in writing by Landlord, Tenant shall remove all conduit, cabling, piping and wiring which Tenant installed in connection with such property being removed, and shall restore the Premises and/or repair any damage thereto resulting from such removal. Tenant shall own, and have the right to remove at any time during or at the end of the Term (or last Renewal Term, if applicable), all personal property installed in the Premises by Tenant and all of Tenant's equipment, including, without limitation, generators, removable HVAC equipment, batteries, and UPS systems.

ARTICLE 13 - SIGNS

     Tenant agrees that no signs or other advertising materials shall be erected, attached or affixed to any portion of the interior or exterior of the Premises or the Building without the express prior written consent of Landlord. Landlord, at its sole cost and expense, shall install Building standard tenant graphics at the main entry to the Premises (which, if Tenant requests, may incorporate Tenant's logo as may be agreed to between Landlord and Tenant) and an indentification strip for Tenant on the Building's lobby directory. Tenant shall have the right to use its standard graphics at the entrance inside the Premises, and Landlord hereby consents thereto.

ARTICLE 14 - COMMON AREAS

     A. Tenant agrees that the use of all corridors, passageways, elevators, toilet rooms, parking areas and landscaped area in and around said Building, by the Tenant or Tenant's employees, visitors or invitees, shall be subject to such reasonable rules and regulations as may from time to time be made by Landlord for the safety, comfort and convenience of the owners, occupants, tenants and invitees of said Building and of which Tenant has received written notice, except to the extent any of the same conflict with the terms and provisions of this Lease. Tenant agrees that no awnings, curtains, drapes or shades shall be used upon the Premises except as may be approved by Landlord, such approval not to be unreasonably withheld, delayed or conditioned.

     B. In addition to the Premises, Tenant shall have the right of non-exclusive use, in common with others, of (a) all unrestricted automobile parking areas, driveways and walkways, and (b) loading facilities, freight elevators and other facilities as may be constructed in the Building, and (c) public restrooms cafeteria, hallways, the lobby, elevators, sidewalks, hallways, stairways, common entrances and other similar public areas and access ways, all to be subject to the terms and conditions of this Lease Agreement and to reasonable rules and regulations for the use thereof as prescribed from time to time by Landlord and of which Tenant has received written notice, except to the extent any of the same conflict with the terms and provisions of this Lease.

     C. Provided that none of the same shall unreasonably interfere with the conduct of Tenant's business or unreasonably increase the amount of Operating Expenses or Real Estate Taxes that Tenant would otherwise owe: (a) Landlord shall have the right to make changes or revisions in the site plan and in the Building so as to provide additional leasing area, (b) Landlord shall also have the right to construct additional buildings on the land described on Exhibit A-2 for such purposes as Landlord may deem appropriate, (c) subject to Tenant's rights in respect of the Tenant Improvements, Landlord also reserves all airspace rights above, below and to all sides of the Premises, including the right to make changes, alterations or provide additional leasing areas.

     D. Landlord and Tenant agree that Landlord will not be responsible for any loss, theft or damage to vehicles, or the contents thereof, parked or left in the parking areas of the Building and Tenant agrees to so advise its employees, visitors or invitees who may use such parking areas. The parking areas shall include those areas designated by Landlord, in its sole discretion, as either restricted or unrestricted parking areas. Any restricted parking area shall be leased only by separate license agreement with Landlord. Landlord agrees to provide Tenant unassigned parking spaces pursuant to the license agreement in the form of Exhibit C, and assigned parking spaces pursuant to the license agreement in the form of Exhibit C-l. The parking spaces being made available to Tenant pursuant to this Paragraph shall be made available at the commencement of the Term and through January 1, 2000 and continuing thereafter during the balance of the Term and Renewal Terms, but only to the extent Tenant continues the initial number of parking spaces continuously. If

Tenant should cease one or more such parking spaces after January 1, 2000, then Landlord shall not and does not guaranty that Tenant shall be entitled to subsequently have such parking spaces available to it, provided that Landlord agrees to make such parking spaces available to Tenant again if the same become available.

     E. Landlord shall finalize reinstallation of carpeting in common areas within the Building with due diligence after major construction of tenant areas (including the Premises) has been finalized.

ARTICLE 15- ASSIGNMENT AND SUBLETTING

     A. Tenant agrees not to assign, sublet, license, or encumber this Lease Agreement, the Premises, or any part thereof, whether by voluntary act, operation of law, or otherwise without the specific prior written consent of Landlord; provided however, Landlord agrees not to unreasonably withhold, condition, delay or deny such consent if: i) such assignment or sublease is in writing and the assignee or sublessee assumes all the obligations of Tenant under this Lease Agreement; ii) the remaining provisions of this Lease Agreement continue to be applicable; and iii) Tenant shall remain liable hereunder. Landlord further hereby gives its consent to an assignment of this Lease Agreement or sublease of the Premises to any entity which controls, is controlled by, or is under common control with Tenant or to any entity into or with which Tenant is merged or to the purchaser of all or substantially all the ownership interests or assets of Tenant. Any such assignment of subletting for which consent is deemed given pursuant to the prior sentence, shall comply with clauses i) through iii) of the first sentence of this Article. Tenant agrees to give Landlord notice within ten 10 days after the occurrence of any such event, together with a copy of any assignment and assumption agreement. Consent by Landlord in one such instance shall not be a waiver of Landlord's rights under this Article as to requiring consent for any subsequent instance. In the event Tenant desires to sublet a part or all of the Premises, or assign this Lease Agreement, and Landlord's consent is required hereunder, Tenant shall give written notice to Landlord at least thirty (30) days prior to the proposed subletting or assignment, which notice shall state the name of the proposed subtenant or assignee, the terms of any sublease or assignment documents and copies of financial reports or other relevant financial information of the proposed subtenant or assignee. At Landlord's option, any and all payments by the proposed assignee or sublessee with respect to the assignment of sublease shall be paid directly to Landlord. In any event no subletting or assignment shall release Tenant of its obligation to pay the rent and to perform all other obligations to be performed by Tenant hereunder for the Term of this Lease Agreement. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof.

     B. Notwithstanding anything to the contrary contained in this Article, Tenant may collaterally assign, mortgage, pledge, or hypothecate, without Landlord's consent, its interest in this Lease Agreement to any financing entity, or agent on behalf of any financing entity to whom Tenant: i) has obligations for borrowed money or in respect of guarantees thereof, ii) has obligations evidenced by bonds, debentures, notes, or similar instruments, or
iii) has obligations under or with respect to letters of credit, bankers' acceptances and similar facilities or in respect of guarantees thereof.

     C. Landlord's right to assign this Lease Agreement is and shall remain unqualified upon any sale or transfer of the Building and, providing the purchaser succeeds to the interests of Landlord under this Lease Agreement and assumes the Landlord's obligations hereunder, Landlord shall thereupon be entirely freed of all obligations of the Landlord accruing hereunder after such conveyance and shall not be subject to any liability resulting from any act or omission or event occurring after such conveyance.

ARTICLE 16- LOSS BY CASUALTY

     A. If the Building is damaged or destroyed by fire or other casualty, Landlord shall promptly repair the same unless this Lease is terminated as provided herein. If 25% or more of the Building is damaged by fire or other casualty, and in the reasonable opinion of Landlord: i) the Premises cannot be restored to tenantable condition within a period of ninety (90) days following the commencement of such restoration work, and/or ii) the cost of performing such restoration work exceeds the proceeds of Landlord's casualty insurance or the casualty insurance that Landlord is required to carry pursuant to this Lease Agreement, whichever is greater, by more than $100,000, excluding any applicable deductible, then Landlord shall not be required to make any repairs and Landlord, if it elects not to make repairs, shall have the right to terminate this Lease Agreement upon written notice to Tenant within thirty (30) days of the date of such fire or other casualty, in which event, this Lease Agreement shall terminate as of the date specified in such notice, which date shall be at least 30 not more than sixty days after such notice, and Landlord and Tenant shall be released from any and all liability thereafter accruing hereunder. Landlord shall notify Tenant of its decision to rebuild or not within said thirty (30) day period. Anything herein to the contrary notwithstanding, if the Premises or any other portions of the Building providing essential services or access to the Premises are destroyed or so damaged that they cannot be repaired and made tenantable within ninety (90) days following commencement of such restoration work, or so damaged that Landlord shall decide not to repair or rebuild, or Landlord decides to repair or rebuild, but does not restore the Premises or any such other portions of the Building to a tenantable condition within ninety (90) after commencement of such restoration work (subject to an extension of up to an additional sixty (30) days due to causes beyond Landlord's control), or if for any other reason the Premises is not restored to a tenantable condition within 150 days of the date of the fire or other casualty, then, in any of such instances, Tenant may terminate this Lease Agreement by giving notice to Landlord within thirty (30) days after Tenant's receipt of Landlord's notice or the expiration of said ninety (90) day period (as extended due to causes beyond Landlord's control, as set forth above) or the expiration of the 150 day period as set forth above, as applicable, in which event this Lease Agreement shall terminate as of the date of such notice and Landlord and Tenant shall be released from any and all liability thereafter accruing hereunder. If this Lease Agreement has not been terminated by either Landlord or Tenant, then the rents due hereunder shall abate during such period of time as the Premises are untenantable, in the proportion that the untenantable portion of the Premises bears to entire Premises and, if necessary, shall be refunded to Tenant. If the Premises is damaged so that Tenant cannot reasonably conduct its business therein, then immediately following such damage, Tenant shall have the right to relocate the Premises for the balance of the Term, including any renewals, to any other space in the Building which may then be "Available for Leasing" (as defined in Article 34 below), by notice given to Landlord within 45 days after such damage (but prior to the date when, if at all, the Premises is restored). Landlord shall cooperate with Tenant in identifying such space which is Available for Leasing and, if Tenant exercises such right, in arranging for the relocation. If such relocated space varies in size from the Premises, a ratification agreement pursuant to first substantive paragraph of this Lease Agreement shall be entered into.

     B. If the Premises are to be repaired under this Article 16, Landlord shall repair any injury or damage to the Building itself and the Premises in substantially the condition the same were in at the execution of this Lease Agreement, specifically excluding any leasehold improvements constructed by Tenant, Tenant's Equipment or any Collateral, all of which shall be restored to the extent Tenant deems necessary, at Tenant's sole cost and expense. Tenant shall at its own cost and expense, remove all of its furniture and other personal property from the Premises as Landlord shall reasonably require in connection with its repair and restoration of the Premises under this Article 16.


ARTICLE 17- WAIVER OF SUBROGATION

     Landlord and Tenant hereby release the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any of the extended coverage or supplementary contract casualties, even if such fire or other casualty shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, provided however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releasing party's policies shall contain a clause or endorsement to the effect that any such release would not adversely affect or impair said policies or prejudice the right of the releasing party to recover thereunder. Landlord and Tenant agree that they will request their insurance carriers to include in their policies such a clause or endorsement. If extra cost shall be charged therefore, each party shall advise the other of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so.

ARTICLE 18 - EMINENT DOMAIN

     If the entire Building is taken by eminent domain, this Lease Agreement shall automatically terminate as of the date of taking. If a portion constituting more than twenty-five percent (25%) of the Building is taken by eminent domain, the Landlord shall have the right to terminate this Lease Agreement, provided it gives written notice thereof to the Tenant within ninety
(90) days after the date of taking. If a portion of the Premises is taken by eminent domain, Tenant shall have the right to terminate this Lease Agreement, provided it gives written notice thereof to Landlord within ninety (90) days after the date of taking or ninety (90) days after the date Tenant receives notice of the taking, whichever is later. If neither Landlord nor Tenant terminates, then the Landlord shall, at its expense, restore the Premises and the Building to as near the condition which existed immediately prior to the date of taking as reasonably possible, and the rentals shall abate during such period of time as the Premises are untenantable, in the proportion that the untenantable portion of the Premises bears to the entire Premises. All damages awarded for such taking under the power of eminent domain shall belong to and be the sole property of Landlord, irrespective of the basis upon which they are awarded, provided, however, that nothing contained herein shall prevent Tenant from making a separate claim to the condemning authority for its moving expenses and trade fixtures. For purposes of this Article, a taking by eminent domain shall include Landlord's giving of a deed under threat of condemnation, and shall be deemed to occur on the earlier of the date fee simple title has vested or possession has been obtained by the taking authority.

ARTICLE 19 - SURRENDER

     On the last day of the Term of this Lease Agreement or on the sooner termination thereof in accordance with the terms hereof, Tenant shall peaceably surrender the Premises in good condition and repair consistent with Tenant's duty to make repairs as provided in Article 9 hereof. On or before said last day, Tenant shall at its expense remove all of its equipment from the Premises, repairing any damage caused thereby, and any property not removed shall be deemed abandoned, with the exception of any "Collateral" (as defined in Article 28 below) to the extent of any security interests by third parties. All alterations, additions and fixtures other than Tenant's personal property and equipment and trade fixtures, which have been made or installed by either Landlord or Tenant upon the Premises shall remain as Landlord's property and shall be surrendered with the Premises as a part thereof, or shall be removed by Tenant (unless such right to remove has been waived by Landlord pursuant to Article 4 above), in which event Tenant shall at its expense repair any damage caused thereby. It is specifically agreed that any and all telephonic, coaxial, ethernet, or other computer, word-processing, facsimile, or electronic wiring installed by Tenant within the Premises (hereafter "Wiring") shall be removed at Tenant's cost at the expiration of the Term, unless Landlord has specifically requested in writing that said Wiring shall remain, whereupon said Wiring shall be surrendered with the Premises as Landlord's property. If the Premises are not surrendered at the end of the Term or the sooner termination thereof, Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, claims made by any succeeding tenant founded on such delay. Tenant shall promptly surrender all keys for the Premises to Landlord at the place then fixed for payment of rental and shall inform Landlord of combinations on any locks and safes on the Premises.

ARTICLE 20 - NON-PAYMENT OF RENT, DEFAULTS

     If any one or more of the following occurs: (1) a rent payment or any other payment due from Tenant to Landlord shall be and remain unpaid in whole or in part for more than ten (10) days after written notice from Landlord that the same is due and payable; (2) Tenant shall violate or default on any of the other covenants, agreements, stipulations or conditions herein, or in any parking agreement(s) or other agreements between Landlord and Tenant relating to the Premises, and such violation or default shall continue for a period of thirty
(30) days after written notice from Landlord of such violation or default or if such violation or default shall reasonably require longer than thirty (30) days to cure, if Tenant shall fail to commence the cure of such default or violation within thirty (30) days after receipt of notice thereof and/or fail to prosecute a cure to completion with due diligence; or (3) if Tenant shall commence or have commenced against Tenant proceedings under a bankruptcy, receivership, insolvency or similar type of action and the same shall not be dismissed or vacated within ninety (90) days; then the same shall be deemed a default under this Lease Agreement and it shall be optional for Landlord, without further notice or demand, to cure such default or to declare this Lease Agreement forfeited and the said Term ended, or to terminate only Tenant's right to possession of the Premises, and to re-enter the Premises, with process of law, using such force as may be necessary to remove all persons or chattels therefrom, and Landlord shall not be liable for damages by reason of such re-entry or forfeiture; but notwithstanding re-entry by Landlord or termination only of Tenant's right to possession of the Premises, the liability of Tenant for the rent and all other sums provided herein shall not be relinquished or extinguished for the balance of the Term of this Lease Agreement and Landlord shall be entitled to periodically sue Tenant for all sums due under this Lease Agreement or which become due prior to judgment, but such suit shall not bar subsequent suits for any further sums coming due thereafter. Tenant shall be responsible for, in addition to the rentals and other sums agreed to be paid hereunder, the cost of any necessary maintenance, repair, restoration, reletting (including related cost of removal or modification of tenant improvements) or cure as well as reasonable attorney's fees incurred or awarded in any suit or action instituted by Landlord to enforce the provisions of this Lease Agreement, regain possession of the Premises, or the collection of the rentals due Landlord hereunder. Tenant shall also be liable to Landlord for the payment of a late charge in the amount of 5% of the rental installment or other sum due Landlord hereunder if said payment has not been received within ten (10) days from the date said payment becomes due and payable, or if any check is dishonored due to insufficient funds. Tenant agrees to pay interest at the highest permissible rate of interest allowed under the usury statutes of the State of Minnesota or 12% per annum, whichever is less, on all rentals and other sums due Landlord hereunder not paid within ten (10) days from the date same become due and payable. Each right or remedy of Landlord provided for in this Lease Agreement shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease Agreement now or hereafter existing at law or in equity or by statute or otherwise. In no event shall Landlord be entitled to withhold utility services under this Lease Agreement as a remedy for Tenant's default or to enter the Premises and remove or interfere with Tenant's property or the property of Tenant's customers without judicial process.

ARTICLE 21 - LANDLORD'S DEFAULT

     Landlord shall not be deemed to be in default under this Lease Agreement until Tenant has given Landlord written notice specifying the nature of the default and Landlord does not cure such default within thirty (30) days after receipt of such notice or within such reasonable time thereafter as may be necessary to cure such default where such default is of such a character as to reasonably require more than thirty (30) days to cure. If Landlord commits a default under this Lease, Tenant may pursue any remedies given in this Lease or any remedies available at law or in equity.

ARTICLE 22 - HOLDING OVER

     Tenant will, at the expiration of this Lease Agreement, whether by lapse of time or termination, give up immediate possession to Landlord. If Tenant fails to give up possession Landlord may, at its option, serve written notice upon Tenant that such holdover constitutes any one of (i) creation of a month to month tenancy, or (ii) creation of a tenancy at sufferance. If Landlord does not give said notice, Tenant's holdover shall create a tenancy at sufferance. In any such event the tenancy shall be upon the terms and conditions of this Lease Agreement, except that the Minimum Rental shall be 150% the Minimum Rental Tenant was obligated to pay Landlord under this Lease Agreement immediately prior to termination (in the case of tenancy at sufferance such Minimum Rental shall be prorated on the basis of a 365 day year for each day Tenant remains in possession); excepting further that in the case of a tenancy at sufferance, no notices shall be required prior to commencement of any legal action to gain repossession of the Premises. In the case of a tenancy at sufferance, Tenant shall also pay to Landlord all damages sustained by Landlord resulting from retention of possession by Tenant, provided such damages shall not include consequential damages. The provisions of this paragraph shall not constitute a waiver by Landlord of any right of re-entry as otherwise available to Landlord; nor shall receipt of any rent or any other act in apparent affirmance of the tenancy operate as a waiver of the right to terminate this Lease Agreement for a breach by Tenant hereof.

ARTICLE 23 - SUBORDINATION

    Tenant agrees that this Lease Agreement shall be subordinate to any mortgage(s) that may now or hereafter be placed upon the Building or any part thereof, and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements, and extensions thereof, provided that this Lease Agreement shall continue in the event of any foreclosure and Tenant's quiet possession shall not be disturbed. Tenant agrees to execute a specific subordination agreement (in a form reasonably requested by mortgagee) if so requested by Landlord, provided the mortgagee named in such subordination shall agree to recognize this Lease Agreement or Tenant in the event of foreclosure provided the Tenant is not in default by including non-disturbance language in recordable form. In the event of any mortgagee electing to have the Lease Agreement a prior encumbrance to its mortgage, then and in such event upon such mortgagee notifying Tenant to that effect, this Lease Agreement shall be deemed prior in encumbrance to the said mortgage, whether this Lease Agreement is dated prior to or subsequent to the date of said mortgage. Landlord shall use its best efforts to obtain a non-disturbance agreement from the existing mortgagee and any future mortgagees, in a form reasonably satisfactory to such mortgagee and Tenant.

ARTICLE 24 - INDEMNITY, INSURANCE AND SECURITY

    A. Tenant will keep in force at its own expense for so long as this Lease Agreement remains in effect public liability insurance with respect to the Premises in which Landlord shall be named as an additional insured, in companies and in form reasonably acceptable to Landlord with a minimum combined limit of liability of Two Million Dollars ($2,000,000.00). This limit shall apply per location. Said insurance shall also provide for contractual liability coverage. Tenant shall further provide for business interruption insurance to cover the equivalent of six (6) months of lease payments. Tenant will further deposit with Landlord the policy or policies of such insurance or certificates thereof, or other acceptable evidence that such insurance is in effect, which evidence shall provide that Landlord shall be notified in writing thirty (30) days prior to cancellation, material change, or failure to renew the insurance. Tenant further covenants and agrees to indemnify and hold Landlord and Landlord's manager of the Building harmless for any claim, loss or damage, including reasonable attorney's fees, suffered by Landlord, Landlord's manager or Landlord's other tenants caused by: i) any bodily injury or property damage caused by the negligence or willful misconduct of Tenant, Tenant's employees or its agents in, at, or around the Premises; and ii) Tenant's failure to comply with any and all governmental laws, rules, ordinances or regulations applicable to Tenant's particular use of the Premises. If Tenant shall not comply with its covenants made in this Article 24, Landlord may, at its option, cause insurance as aforesaid to be issued and in such event Tenant agrees to pay the premium for such insurance promptly upon Landlord's demand.

       B. Tenant shall be responsible for the security and safeguarding of the Premises and all property kept, stored or maintained in the Premises. Landlord will make available to Tenant, at Tenant's request, the plans and specifications for construction of the Building and the Premises. Landlord shall also provide Tenant with any existing CAD drawings of the second floor and common areas such as the UPS room, generator area, and other mechanical and electrical areas. Landlord shall provide Tenant with one-line drawings of the Building's mechanical and electrical systems, if existing. Landlord shall provide documentation regarding Building systems, including without limitation mechanical systems, electrical systems, generators, UPS and HVAC, as reasonably requested by Tenant, if existing. All documentation shall be provided in electronic format if available. Tenant acknowledges that Landlord makes no representations, except as expressly set forth herein, that the configuration of the Building and the Premises, including the location and dimensions of the floors, walls, windows, doors and means of access thereto are suitable for the particular needs of Tenant's business. The placement and sufficiency of safes, vaults, cash or security drawers, cabinets or the like placed upon the Premises by Tenant shall be at the sole responsibility and risk of Tenant. Tenant shall maintain in force throughout the Term, insurance upon all of Tenant's property within the Premises, including Tenant's equipment and any alterations, additions, fixtures, or improvements in the Premises acknowledged by Landlord to be the Tenant's.

       C. Landlord shall carry and cause to be in full force and effect a fire and extended coverage and other perils insurance policy on the Building in the amount of the full replacement value of the Building from time to time, and all of the property and fixtures of Landlord, but not contents owned by Tenant. Landlord will also keep in force during this Term comprehensive general liability insurance, including public liability and property damage, with respect to the Building with a minimum combined limit of liability of $2,000,000. This limit shall apply per location. The cost of such insurance shall be an Operating Expense. Landlord will further deposit with Tenant the policy or policies of such insurance or certificates thereof, or other acceptable evidence that such insurance is in effect, which evidence shall provide that Tenant shall be notified in writing thirty (30) days prior to cancellation, material change, or failure to renew the insurance. Landlord further covenants and agrees to indemnify and hold Tenant harmless for any claim, loss or damage, including reasonable attorney's fees, suffered by Tenant caused by: i) any bodily injury or property damage caused by the negligence or willful misconduct of Landlord or Landlord's employees or agents in, at, or around the Building (but specifically excluding the Premises); and ii) Landlord's failure to comply with any and all governmental laws, rules, ordinances or regulations applicable to the Building (but specifically excluding the Premises) on the date of this Lease Agreement including, without limitation, of the Americans with Disabilities Act of 1990, as amended.

ARTICLE 25- NOTICES

       All notices from Tenant to Landlord required or permitted by any provisions of this Lease Agreement shall be in writing, directed to Landlord postage prepaid, certified or registered mail or sent by U.S. express mail or any nationally recognized overnight carrier with a signed receipt obtained upon delivery, at the address provided for Landlord in the preamble to this Lease Agreement or at such other address as Tenant shall be advised to use by Landlord. All notices from Landlord to Tenant required or permitted by any provision of this Lease Agreement shall be in writing, directed to Tenant, postage prepaid, certified or registered mail or sent by U.S. express mail or any nationally recognized overnight carrier with a signed receipt obtained upon delivery, at: INFLOW, Inc., 1860 Lincoln Street, Suite 305, Denver, Colorado 80295, attention: Art Zeile, or at such other address as Landlord shall be advised to use by Tenant. Landlord and Tenant shall each have the right at any time and from time to time to designate one (1) additional party to whom copies of any notice shall be sent.

ARTICLE 26- APPLICABLE LAW

       This Lease Agreement shall be construed under the laws of the State of Minnesota.

ARTICLE 27- MECHANICS' LIEN

       In the event any mechanic's lien shall at any time be filed against the Premises or any part of the Building by reason of work, labor, services or materials performed or furnished to Tenant or to anyone holding the Premises through or under Tenant, Tenant shall forthwith cause the same to be discharged of record. Tenant shall and hereby does indemnify Landlord from and against all costs, damages and expenses (including reasonable attorney's fees) incurred by Landlord as a result of any such mechanic's lien. If Tenant shall fail to cause such lien forthwith to be discharged within twenty (20) days after being notified of the filing thereof, or, within such twenty-day period, to otherwise post security sufficient to bond over or discharge such lien, in a form reasonably acceptable to Landlord, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same by paying the amount claimed to be due, or by bonding, and the amount so paid by Landlord and all costs and expenses, including reasonable attorney's fees incurred by Landlord in procuring the discharge of such lien, shall be due and payable in full by Tenant to Landlord on demand. Landlord shall have the right to post on the Premises notices of nonresponsibility for payment of labor and materials supplied to the Premises pursuant to applicable law.


ARTICLE 28- SECURITY DEPOSIT

       Intentionally deleted

ARTICLE 29- BROKERAGE

       Except with respect to Tenant's Agent as set forth below, each of the parties represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with this Lease Agreement and agrees to indemnify the other against, and hold it harmless from all liabilities arising from any other such claim, including without limitation, the cost of attorney's fees in connection therewith. Landlord agrees to pay a commission to Liberty-Greenfleld, LLLP, acting in connection with Griffin Companies, (collectively "Tenant's Agent"), in an amount of $4.00 per square foot of rentable area contained within the Premises in three (3) equal installments payable with the first three (3) payments of Minimum Rent by Tenant to Landlord; provided that in the event Tenant terminates this Lease Agreement or it is otherwise canceled prior to the end of the fifth (5th) month of the Term, then such commission shall not become due and any payments previously made shall be returned to Landlord, Tenant's Agent shall be deemed a third party beneficiary of Landlord's covenants contained in this Article.

ARTICLE 30- EXCULPATION

       Tenant agrees to look solely to Landlord's interest in the Building (including rental income and other income generated by the Building and any proceeds from sale and any insurance or condemnation proceeds available for use by Landlord) for the recovery of any judgment from Landlord, it being agreed that Landlord and Landlord's partners, whether general or limited (if Landlord is a partnership) or its directors, officers or shareholders (if Landlord is a corporation) shall never be personally liable for any such judgment.

ARTICLE 31- ESTOPPEL CERTIFICATES

       Each party hereto agrees that at any time, and from time to time during the Term of this Lease Agreement (but not more often than twice in each calendar year), within ten (10) days after request by the other party hereto, it will execute, acknowledge and deliver to such other party or to any prospective purchaser, assignee or mortgagee designated by such other party, an estoppel certificate regarding this Lease Agreement in a form reasonably acceptable to the party delivering the same. Tenant agrees to provide Landlord (but no more often than twice in any calendar year), within ten (10) days of request, the then most current financial statements of Tenant, which shall be certified by Tenant, and if available, shall be certified by a certified public accountant. Landlord shall keep such financial statements confidential, except Landlord shall, in confidence, be entitled to disclose such financial statements to existing or prospective mortgagees or purchasers of the Building.

ARTICLE 32 -- GENERAL

        This Lease Agreement does not create the relationship of principal and agent or of partnership or of joint venture or of any association between Landlord and Tenant, the sole relationship between Landlord and Tenant being that of landlord and tenant. No waiver of any default of Tenant hereunder shall be implied from any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. The covenants of Tenant to pay the Minimum Rental and the Additional Rental are each independent of any other covenant, condition, or provision contained in this Lease Agreement. The marginal or topical headings of the several Articles, paragraphs and clauses are for convenience only and do not define, limit or construe the contents of such Articles, paragraphs or clauses. All preliminary negotiations are merged into and incorporated in this Lease Agreement. This Lease Agreement can only be modified or amended by an agreement in writing signed by the parties hereto. All provisions hereof shall be binding upon the heirs, successors and assigns of each party hereto. If any term or provision of this Lease Agreement shall to any extent be held invalid or unenforceable, the remainder shall not be affected thereby, and each other term and provision of this Lease Agreement shall be valid and be enforced to the fullest extent permitted by law. If Tenant is a corporation, each individual executing this Lease Agreement on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease Agreement on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease Agreement is binding upon said corporation in accordance with its terms. No receipt or acceptance by Landlord from Tenant of less than the monthly rent herein stipulated shall be deemed to be other than a partial payment on account for any due and unpaid stipulated rent; no endorsement or statement of any check or any letter or other writing accompanying any check or payment of rent to Landlord shall be deemed an accord and satisfaction, and Landlord may accept and negotiate such check or payment without prejudice to Landlord's rights to (i) recover the remaining balance of such unpaid rent or (ii) pursue any other remedy provided in this Lease Agreement. Either party may record a memorandum of this Lease Agreement and the parties agree to execute a reasonable form memorandum as presented by the other party. Time is of the essence with respect to the due performance of the terms, covenants and conditions herein contained. Submission of this instrument for examination does not constitute a reservation of or option for the Premises, and this Lease Agreement shall become effective only upon execution and delivery thereof by Landlord and Tenant.

ARTICLE 33 -- QUIET ENJOYMENT

        Landlord covenants that Tenant, upon paying the rental and other charges due hereunder and performing all of Tenant's obligations under this Lease Agreement, shall peacefully and quietly hold, occupy and enjoy Premises throughout the Term hereof, without molestation or hindrance by Landlord or any person holding, under or through Landlord, subject, however, to the provisions of this Lease Agreement and to any mortgages or ground or underlying leases referred to in Article 23 hereof. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease Agreement or impose any liability on Landlord.


ARTICLE 34 -- LIMITED EXPANSION RIGHT

        A. Provided Tenant is not then in default under this Lease Agreement beyond the applicable grace period, Tenant shall have a first right of leasing on the space(s) on the second floor of the Building as it currently exists or on the second floor of any expansion wing of the Building, if constructed by Landlord in the future (hereafter referred to as the "Option Space"), in the event such Option Space is now vacant or becomes "Available for Leasing" (as defined below) during the original Term, the first Renewal Term (if applicable) and the first two years of the second Renewal Term (if applicable), subject to and conditioned upon the provisions of this Article (the "Expansion Right").

        B. Landlord shall notify Tenant ("Landlord's Notice") in the event any portion of the Option Space becomes "Available for Leasing"; or in the event Landlord has a third party interested in leasing any portion of the Option Space which is then "Available for Leasing". Tenant shall notify Landlord ("Tenant's Leasing Notice") within seven (7) business days after its receipt of Landlord's Notice as to whether Tenant intends to exercise its Expansion Right with respect to said Option Space as so identified in Landlord's Notice, time being of the essence. If Tenant exercises its Expansion Right, it must do so with respect to all the Option Space as so identified in Landlord's Notice. In such event, Landlord and Tenant shall execute an amendment to the Lease Agreement incorporating the Option Space as so identified into the Premises at the Minimum Rent at the then applicable rates as set forth in the table of paragraph 3B above with respect to Option Space in the Building as it exists on the date of this Lease Agreement, or at the market rate (for comparable space) with respect to Option Space in any expansion of the Building constructed after the date of this Lease Agreement. In the event Tenant fails to notify Landlord within the time period set forth above, Tenant's rights under this Article shall be null and void with respect to any lease entered into for the Option Space as so identified in Landlord's Notice; provided such Expansion Right shall again be applicable in the event Landlord does not lease such Option Space within nine
(9) months of the Landlord's Notice or if such space becomes available again thereafter.

        C. Tenant's Expansion Right shall also include Tenant's providing Landlord a Tenant's Leasing Notice (in the first instance and not in response to Landlord's Notice) with respect to any Option Space contiguous to the Premises which is then "Available for Leasing" provided no Landlord's Notice has been given to Tenant with respect to any portion of such Option Space within the previous nine (9) months.

        D. The leasing of said Option Space shall commence as of the "Effective Date" (as set forth below) and shall be in said Option Space's, then "AS-IS" condition without any improvements, improvement allowances or other modifications to be made by Landlord. For purposes of this Article, the "Effective Date" shall mean the date on which Tenant shall begin paying rentals upon the Option Space after it has exercised its rights to said space; which shall be the later of thirty (30) days after Tenant's Leasing Notice under this Article to Landlord exercising its rights hereunder (or such sooner date as Tenant may elect to take possession of such Option Space) or the date when Landlord delivers possession of the Option Space to Tenant. The provisions of this Lease Agreement governing alterations of the Premises shall apply with respect to the construction of any leasehold improvements Tenant desires to make to such Option Space.

        E. Notwithstanding anything to the contrary in the foregoing, if Tenant exercises its rights under this Article and there remains less than thirty-six
(36) months from the Effective Date to the expiration of the Term, then the Tenant shall not be entitled to exercise its rights under this Article unless it exercises its Option to Renew the Term.

        F. For purposes of this Article, "Available for Leasing" shall mean the Option Space is not subject to any existing (as of the date of this Lease Agreement) lease or first rights of refusal, first rights of negotiation, first rights of leasing, expansion rights, or renewal rights and/or similar rights of any other third party tenant, or any future lease or renewal right of any other third party tenant acquired after the date hereof following a Landlord's Notice and Tenant's waiver of its rights hereunder, or such rights have been waived in writing (provided if all such rights are to expire within six (6) months, Landlord may make such Option Space Available for Leasing contingent upon the expiration of such rights).

        G. If the Lease Agreement or Tenant's right to possession of the Premises shall terminate in any manner whatsoever before Tenant shall exercise its rights under this Article, then immediately upon such termination, this Article and Tenant's rights hereunder shall simultaneously terminate and become null and void. Such right is personal to Tenant; under no circumstances whatsoever shall an assignee or subtenant which is not an affiliate or successor to Tenant's business have any right to exercise any rights under this Article or have any right to receive any Landlord's Notice.

ARTICLE 35- ADDITIONAL MATTERS.

        Notwithstanding anything to the contrary in the foregoing provisions of this Lease Agreement, Landlord and Tenant agree as follows. In the event of any conflict between the foregoing provisions of the Lease Agreement and this
Article 35, the terms and provisions of this Article 35 shall control.

        A. Landlord represents and warrants to Tenant: (i) the Building and the Premises, as of the date hereof, are not subject to any ground lease, mortgage or deed of trust except the mortgage originally in favor of Northland Financial Company; (ii) Landlord has the full power and authority to enter into this Lease without the consent or approval of any third party; (iii) the party executing this Lease Agreement on behalf of Landlord has full power and authority to enter into this Lease Agreement on behalf of Landlord and to bind Landlord to the terms of this Lease Agreement; and (iv) no other party has any right to use or occupy the Premises from and after the Commencement Date.

      B. Tenant shall have the right, throughout the Term and any Renewal Terms, to utilize or create additional space in, on, or adjacent to the Building (at no additional rental) to accommodate Tenant's equipment and facilities (e.g., the construction at Tenant's expense of a structural platform to support an HVAC cooling tower or an enclosure for a power generator) subject to Landlord's consent, such consent not to be unreasonably withheld, conditioned or delayed. If the space actually used by Tenant outside the Premises for (i) the foregoing purposes and (ii) Tenant's generators, HVAC equipment, and UPS equipment, exceeds 10% of the rentable square footage of the Premises (but specifically excluding Roof Space for Equipment as defined in Exhibit B), then Tenant shall pay rent for that portion of such space that exceeds the 10% threshold, at the applicable per-square-foot rate for the Premises set forth in Paragraph 3B of this Lease.

      C. Tenant shall have the right, at no additional charge, to all of the following: (a) to use existing fiber optic cabling in the Building or, at Tenant's election, to construct additional telecommunications entrances into the Building and into the Premises. Landlord acknowledges that Tenant will require redundant entrances for its data center operations; (b) to use riser space for conduit or cables between the Premises and the lowest level in the Building and between the Premises and any telecommunications services located elsewhere in the building, subject to approval by Landlord which shall not be unreasonably withheld; and (c) to use existing riser space and available conduit, or at Tenant's option, to install any additional conduit and facilities required in order to connect Tenant's backup or supplemental generator, power, dry cooler, HVAC equipment and piping, antennas, grounding, and related equipment and for other purposed not inconsistent with the design of such conduits or risers.

      D. Tenant shall have the right, at its expense, to do any or all of the following subject to paragraph 4c: (a) to reinforce floor load capacities; (b) to remove, cover or block up windows; (c) to install up to three manholes adjacent to the Building for bringing telecommunications fiber into the Building; and (d) to fence in any equipment or facilities located or installed outside the Premises.

       E. Tenant shall have the right to install its own security system for the Premises and/or Tenant's equipment room within the Premises. Tenant shall have the right to install security for such area with non-building-standard locks and other access controls which restrict access to Tenant and its customers and vendors, provided that Landlord shall be provided with keys or other entry mechanisms which may be used in accordance with the terms of this Lease Agreement. Landlord shall not enter Tenant's secured equipment room or permit any janitorial, maintenance, repair or other service to such area except as approved and supervised by Tenant. Any entry by Landlord will be conducted with reasonable caution under the circumstances to prevent damage to or interference with any of the equipment in the area.

       F. Tenant shall have the right to install dishes, antennas and other telecommunications equipment on the roof of the Building. Tenant's rights to do so will be governed by a separate antenna license agreement in the form attached hereto as Exhibit B. The total area to be used by Tenant for such purposes shall not exceed two hundred (200) square feet. Landlord shall provide, at no charge, easements, riser space and conduits from such rooftop area to the Premises. Tenant shall be responsible for expenses associated with installation, maintenance, operation, repair and removal of said items.

      G. Landlord shall use reasonable efforts to confine noise and odors from the cafeteria on the second floor to the space occupied by such cafeteria so the same have negligible impact on the Premises.

      H. Landlord acknowledges that it may have access to certain confidential information of Tenant concerning Tenant's business, facilities, operations, plans, customers, proprietary software, technology, and products ("Confidential Information"). Landlord agrees that it will not use in any way, for its own account or the account of any third party, except as expressly permitted by this Lease, nor disclose to any third party (except as required by law or to its attorneys, accountants, and other advisors and mortgagees and prospective purchasers of the Premises as reasonably necessary and subject to the confidentiality provisions hereof), any of Tenant's Confidential Information and will take reasonable precautions to protect the confidentiality of such information.

      I. Any controversy or claim arising out of or relating to this Lease Agreement which involves less than $50,000 or which relates to a denial of any consent or approval shall be settled by arbitration administered by the American Arbitration Association under its Commercial Arbitation Rules, including the Expedited Procedures, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction; provided however, that in no event shall a failure to pay rent or any claim of offset against rental payments be subject to arbitration, nor shall Landlord be required to arbitrate rather than commence or otherwise utilize an unlawful detainer action for Tenant's failure or claimed failure to pay rent. Any arbitration of this Lease shall be conducted in Hennepin County, Minnesota, unless the parties specifically agree in writing to another location in Minnesota.

      J. Notwithstanding anything to the contrary in any rules and regulations adopted by Landlord, Tenant shall have the right to (i) install, maintain, repair and replace computer, telecommunication, and other equipment in the Premises, in any locations of Tenant's choosing, so long as the floor loads of such equipment do not exceed the limitations set forth previously in this Lease Agreement; and (ii) move computer, telecommunication, and other equipment in and out of the Premises from time to time in the course of its business and Landlord hereby consents thereto.

      K. Notwithstanding anything to the contrary in any rules and regulations adopted by Landlord, Tenant shall have the right to hang such signs, notices, pictures, shelves, and similar items as are commonly located in office space provided that the same are not visible from any common areas of the Building.

      L. Landlord shall provide, at no additional charge, access to Building garbage disposal facilities, such as dumpsters or temporary storage areas for garbage, for use by Tenant.

      M. The rules and regulations attached as Exhibit D are not incorporated into this Lease Agreement to the extent they contradict any provision hereof.

      IN WITNESS WHEREOF, this Lease Agreement has been duly executed by the parties hereto as of the day and year indicated above.

TENANT: INFLOW, INC.                            LANDORD: TIMESHARE SYSTEMS,INC.

By: [illegible]                                 By: [illegible]
   ---------------------------                     ---------------------------
Its:        CEO, President                      Its:        President
      ------------------------                        ------------------------
DATE           6/9/99                           DATE        6/9/99
    --------------------------                      --------------------------

                 SCHEDULE OF EXHIBITS

        Exhibit A-1              Graphical depiction of Premises
        Exhibit A-2              Legal Description of Land and Building
        Exhibit B                License Agreement (Antenna)
        Exhibit C                License Agreement (Parking Lot Unassigned)
        Exhibit C-1              License Agreement (Parking Lot Assigned)
        Exhibit D                Rules and Regulations
        Exhibit E                Tenant Generator Pad Location
        Exhibit F                Roof Cooling Equipment Location

                                  EXHIBIT A-1

                                   [DIAGRAM]

                           FLOOR-II (ENTRANCE LEVEL)

                                  EXHIBIT A-2

                               LEGAL DESCRIPTION


All of Block 7, Atwaters Addition to the Town of Minneapolis; all of Block 8, Morrison, Smith and Hancocks Addition to Minneapolis; and that part of 12th Avenue South, Morrison, Smith and Hancocks Addition to Minneapolis; and Atwaters Addition to the Town of Minneapolis, lying Southwesterly of a line connecting the most Easterly corner of Block 7, Morrison, Smith and Hancocks Addition to Minneapolis; and the most Northerly corner of Block 8, Morrison, Smith and Hancocks Addition to Minneapolis and Northeasterly of a line connecting the most Southerly corner of Block 7, Atwaters Addition to the Town of Minneapolis and the most Westerly corner of Block 8, Atwaters Addition to the Town of Minneapolis and that part of Block 8, Atwaters Addition to the Town of Minneapolis; except that part of said Block 8 which lies Northeasterly of the following described line:

Beginning at a point on the Southeasterly line of Lot 7, Block 8, distant 116.50 feet Southwesterly of the most Easterly corner thereof; thence run Northwesterly to a point on the Northwesterly line of the Southeasterly half of Lot 9, said Block 8, distant 10 feet Southwesterly of the Northeasterly line of said lot 9, and there terminating.

Also except that part of the Northwesterly 1/2 of Lot 9, Block 8, Atwater's Addition to the Town of Minneapolis which lies Northeasterly of the following described line: Beginning at a point on the Southeasterly line of the Northwesterly 1/2 of Lot 9, Block 8, said Addition, distant 5 feet Southwesterly of the most Easterly corner thereof; thence run Northwesterly to the most Northerly corner of Lot 9 and there terminating.

All of Block 7, Morrison, Smith and Hancocks Addition to Minneapolis, except that part of Lots 9, 10, 11 and 12 of said Block 7, described as follows:

Beginning at the most Northerly corner of said Lot 12; thence south 30 degrees 04 minutes 33 seconds West, on an assumed bearing, along the Northwesterly line of said Lot 12, a distance of 127.58 feet; thence Easterly, a distance of 259.94 feet along a non-tangential curve concave to the South having a radius of 240.00 feet, a central angle of 62 degrees 03 minutes 21 seconds and the chord of said curve bears North 89 degrees 04 minutes 43 seconds East; thence North 30 degrees 06 minutes 24 seconds East along the prolongation of a radial line of said curve, a distance of 0.08 feet to the Northeasterly line of said Lot 9; thence North 59 degrees 54 minutes 07 seconds West along the Northeasterly line of said Block 7, a distance of 212.08 feet to the point of beginning.

All according to the plats thereof on file and of record in the Hennepin County Recorders Office and in the Office of the Registrar of Titles, and situate in Hennepin County, Minnesota.

Part of the above shown below as Parcels 1 through 4, is Registered Property as evidenced by Certificate No. 830754. Said Registered Property is described as follows:

Parcel 1: Lots 3, 6, 8 and 9, Block 7;

That part of Lot 7, Block 7 lying Northeasterly of a line drawn parallel with and distant 96 feet Southwesterly of the Southwesterly boundary line of 5th Street;


The Northeasterly 60 feet of the Southwesterly 105 feet of Lot 1, Block 8;

Lots 2, 3, 4, 5, 6 and 10, Block 8;

That part of the Northwesterly 1/2 of vacated 12th Avenue South lying between the extensions across it of the Northeasterly and Southwesterly lines of said Lot 6, Block 7 and

That part of the Southeasterly 1/2 of vacated 12th Avenue South lying between the extensions across it of the Northeasterly and Southwesterly lines of said Northeasterly 60 feet of the Southwesterly 105 feet of Lot 1, Block 8, all at Atwaters Addition to the Town of Minneapolis.

Parcel 2: That part of the following described Tract:

The Northwesterly 27 feet of the Northeasterly 100 feet of Lot 7;

Southwesterly 39 feet of the Northeasterly 139 feet of Lot 7;

The Northwesterly 1/2 of Lot 8 and

The Southeasterly 1/2 of Lot 9,

all in Block 8, Atwaters Addition to the Town of Minneapolis, which lies Southwesterly of a line drawn from a point on the Southeasterly line of said Lot 7, distance 116.50 feet Southwesterly of the most Easterly corner thereof to a point on the Northwesterly line of said Southeasterly 1/2 of Lot 9, distant 10 feet Southwesterly of the Northeasterly line thereof.

Parcel Lots: 3 and 8, Block 7,

That part of Lot 7, Block 7 lying Northeasterly of a line drawn parallel with and distant 96 feet Southwesterly of the Southwesterly boundary line of 5th Street and

Lot 9, Block 7 except that part thereof lying Northerly of the following described line: Beginning at the most Northerly corner of Lot 12, said Block 7; thence South 30 degrees 04 minutes 33 seconds West, on an assumed bearing, along the Northwesterly line of said Lot 12, a distance of 127.58 feet; thence Easterly, a distance of 259.94 feet along a non-tangential curve concave to the South, having a radius of 240.00 feet, a central angle of 62 degrees, 03 minutes, 21 seconds and the chord of said curve bears North 89 degrees, 04 minutes, 43 seconds East, thence North 30 degrees, 06 minutes, 24 seconds East along the prolongation of a radial line of said curve, a distance of 0.08 feet to the Northeasterly line of said Lot 9 and said line there terminating, all in Morrison, Smith and Hancocks Addition to Minneapolis.

Parcel 4: That part of the Northwesterly 1/2 of vacated 12th Avenue south lying between the extensions across it of the Northeasterly line of Lot 7, Block 7, Morrison, Smith and Hancocks Addition to Minneapolis and a line drawn parallel to and distant 96 feet Southwesterly of the Northeasterly line of said Lot 7

Subject to minerals and mineral rights reserved by the State of Minnesota; (As to all of above land except Lot 3, Block 7 in Parcel 1; Lot 3, Block 7 in Parcel 3 and the above portion of Lot 9, Block 8 in Parcel 2; and except that part of Lot 6, Block 7 and of that part of the Northwesterly 1/2 of vacated 12th Avenue South in Parcel 1 lying Northeasterly of extensions across it of the Southwesterly lien of said Lot 6 and its extension);

Subject to covenants, restrictions, reservations and conditions subsequent, including a right of re-entry and forfeiture of title upon default as contained in Deed Doc. No. 1488605; (See Inst)

                                     A-2-1

                                   EXHIBIT B

                          ANTENNAE LICENSE AGREEMENT

     This License Agreement (the "Agreement"), dated as of this 9th day of June, 1999, is between TIMESHARE SYSTEMS, INC. (the "Licensor"), having an address at 511 Eleventh Avenue South, Minneapolis, MN 55415 and Inflow, Inc. (the "Licensee"), having an address at Suite 211, 511 Eleventh Avenue South, Minneapolis, MN 55415 (the "Premises").

     N. Licensor agrees to permit Licensee to utilize for purposes provided herein, the roof space (the exact location to be determined by Licensor with the reasonable consent of Licensee, but in no event shall such space exceed 200 contiguous square feet without Licensor's consent, nor less than 200 square feet without Licensee's consent) on the building ("Building") in which the Premises are located (the "Roof Space"). Upon termination of Licensee's lease for the Premises for any reason (including the failure to renew the Term), this License Agreement and the license created hereby shall automatically expire with said termination. The termination, cancellation or expiration of this License Agreement or the license created hereunder shall not be cause or grounds for the cancellation or termination of Licensee's lease for the Premises.

    O. Licensee may install, use and maintain on such Roof Space equipment ("Equipment") from time to time as described in Exhibit A attached hereto. If so requested by Licensor, Licensee shall, prior to installation of any Equipment in the Roof Space, or if desired by Licensee, Licensee may at any time, at its sole expense, install a screening and protective fence ("Fence") around the perimeter of the Roof Space. The Fence style and installation shall be subject to Licensor's prior approval, which shall not be unreasonably withheld, conditioned or delayed.

    P. Licensor agrees that Licensee may run cables (the "Cables") between the Roof Space and the Licensee's Premises. Any damages to the Building or fixtures or equipment located upon or within the Building resulting therefrom shall be promptly repaired by Licensee. Landlord shall provide, at no charge, easements, riser space and conduits from the Roof Space to the Premises.

    Q. The Equipment and Fence shall remain the property of the Licensee or its contractor. Licensee shall at its cost remove such Equipment and Fence (and if so requested by Licensor, the Cables) at the expiration or sooner termination of the license granted hereunder or this License Agreement, and restore the Roof Space and Building to the condition they were in prior to Licensee's installation of the Equipment, Fence and Cables. The obligations to remove the Equipment, Fence and Cables and to restore and repair the Roof Space and Building shall survive the expiration or sooner termination of the license and this License Agreement

    R. Licensee and/or its contractor shall bear all expenses in connection with the installation, use and maintenance of such Equipment, Fence and Cables and removal of the same. Licensee and/or its contractor shall maintain in force during the term of this License Agreement comprehensive liability insurance in amounts and in such form as reasonably satisfactory to Licensor and shall supply the appropriate certificates of such insurance upon request.

    S. Licensee and its contractors shall comply with all applicable federal, state and local laws, regulations, and building codes in connection with the installation, use, maintenance and removal of the Equipment, Fence and Cables. In the event any such laws, regulations, or codes requires physical improvements be made to the Building or other expenditures by or on behalf of the Building and/or its owner, the costs of the same shall be borne by Licensee. Notwithstanding the foregoing, any physical improvements, whether required by law, regulation, code or otherwise, shall be subject to Licensor's approval, which approval may be given or denied in Licensor's sole discretion. If any law, regulation or code prohibits or disallows the Equipment, Fence and/or Cables or the effective use of the license granted hereby, whether now or in the future, Licensor shall be entitled to terminate the license granted hereby, without penalty; and Licensee shall take such action so as to allow the Building to again be in compliance with such law, regulation or code, including, if necessary, the removal of the Equipment, Fence and/or Cables.

    T. Licensor agrees to permit Licensee reasonable access to the Roof Space and other areas so as to facilitate the installation, use, maintenance and removal of the Equipment, Fence, and Cables. Licensee shall have access to the Roof Space on a 24 hour per day, 7 days per week, 52 weeks per year basis, in order to facilitate maintenance and repairs. Licensee agrees to sign the Building's log book on each occasion Licensee enters the Roof Space, during normal business hours. At times other than normal business hours, or when the log book is not available for signing, Tenant shall page the Building Engineer at 612-235-3000 or 612-522-0068 or Landlord at 651-470-4500 or shall leave a message by calling 612-481-9999 or shall notify Landlord by such other reasonable means as Landlord shall inform Tenant in writing.

    U. Notwithstanding anything else contained herein to the contrary, the license granted herein is subject to the non-interference of Licensee's Equipment with the normal operation, functioning and use of any other equipment (whether owned by Licensor or by other licensees and/or tenants of Licensor) currently existing upon the roof of the Building. In the event of any such interference, Licensor may terminate the License granted hereunder if such interference is not corrected within three (3) days notice from Licensor to Licensee. Notwithstanding anything else contained herein to the contrary, Licensor does not guaranty nor warrant the reception, noninterference or effective use of Licensee's antenna, or Equipment, either at initial installation nor thereafter.

    V. Licensee shall be required to get prior approval from Licensor pertaining to the Equipment size, color, Fence specifications, location on roof, method of mounting and the location of all Cables. In no instance shall this installation breach or penetrate the roof membrane.

    W. Any notice required or desired under this License Agreement shall be deemed sufficiently given if given in compliance with the Licensee's lease agreement for the Premises.

    X. Licensee shall pay to Licensor, without set-off, or demand the sum of $0.00 for the first Antenna and $750.00 per month for each additional Antennae (as listed on Exhibit A, or otherwise located on the Building pursuant to this License Agreement or the license created hereunder) during any months such antenna or antennae are actually installed in the Roof Space, for use of the roof space ("License Fee") during the Term of this License Agreement. Failure by Licensee to pay said License Fee within ten (10) days of receiving notice from Licensor that the same is due and payable shall entitle Licensor, upon 10 days written notice to Licensee, to terminate this License Agreement and the license created hereunder, and to such other relief as may be allowed by law or equity. For purposes of this License, "Antenna" or "Antennae" shall mean any one transmitting or receiving cell.

    Y. In the event of default by either party of any of the terms and conditions set forth in this License Agreement, whether suit be commenced or not, the defaulting party agrees to pay the attorneys' fees, costs and expenses of the prevailing party incurred in enforcing or attempting to enforce this License Agreement.

    Z. Licensee shall operate the Licensee facilities in a manner that will not cause interference to Licensor and other Licensees of the Property provided that their installations predate that of the Licensee's facilities. All operations by Licensee shall be in compliance with all Federal Communications Commission ("FCC") requirements.

    AA. Licensor waives any lien rights it may have concerning the Equipment which are deemed Licensee's personal property and not fixtures, and Licensee has the right to remove the same at any time without Licensor's consent.

    BB. This Agreement may be terminated without further liability on thirty
(30) days prior written notice as follows: (i) by either party upon a default of any covenant or term hereof by the other party, which default is not cured within sixty (60) days of receipt of written notice or default provided that the grace period for any monetary default is ten (10) days from receipt of notice; or (ii) by Licensee for any reason or for no reason, provided Licensee delivers written notice of early termination to Licensor with a thirty (30) day notice provision prior to termination; or (iii) by Licensee if it does not obtain or maintain any license, permit or other approval necessary for the construction and operation of the Equipment; or (iv) by Licensee if Licensee is unable to occupy and utilize the Premises under Licensee's lease due to an action of the FCC, including without limitation, a take back of channels or change in frequencies; or (v) by Licensee if Licensee determines that the Premises are not appropriate for its operations for technological reasons, including, without limitation, signal interference.

    CC. If the Premises or Equipment are damaged, destroyed, condemned or transferred in lieu of condemnation, Licensee may elect to terminate this Agreement as of the date of the damage, destruction, condemnation or transfer in lieu of condemnation by giving notice to Licensor no more than forty-five (45) days following the date of such damage, destruction, condemnation or transfer in lieu of condemnation.

     DD. Licensee may not assign, or otherwise transfer all or any part of its interest in this Agreement without the prior written consent of Licensor, provided, however, that Licensee may assign its interest without Licensor's consent to any party to which it is assigning its interest in the Premises under its lease, and provided further that Tenant may use the Roof Space for colocation of customers equipment, otherwise in accordance with the terms of this Agreement, without Licensor's consent.

     EE. Licensor shall be responsible for compliance with all marking and lighting requirements of the Federal Aviation Administration ("FAA") and the FCC. Should Licensee be cited because the Property is not in compliance and, should Licensor fail to cure the conditions of noncompliance, Licensee may either terminate this Agreement or proceed to cure the conditions of noncompliance at Licensor's expense, which accounts may be deducted from the rent under Licensee's lease.

     FF. In no event shall Licensee be entitled to erect any mono pole or other tower-type structure.

     GG. In the event the Equipment, Fence and/or Cables should interfere with any roof maintenance, repair and/or replacement which Licensor reasonably deems necessary to perform, Licensor shall first notify Licensee and then Licensee shall cooperate with Licensor and its contractors with reasonably requirements to remove such interference, including if necessary, the relocation and/or temporary relocation of the Equipment, Fence and/or Cables. Such cooperation including such relocations and/or temporary relocations shall be at the cost and expense of Licensee.

                                                    LICENSOR:
                                                    --------

                                                    TIMESHARE SYSTEMS, INC.


                                                  By:       /s/ illegible
                                                     --------------------------
                                                   Its:      President
                                                       -------------------------


                                                  LICENSEE:
                                                  --------
                                                  INFLOW, INC.


                                                  By /s/ ILLEGIBLE
                                                     ---------------------------
                                                   Its  CEO, President
                                                      --------------------------


--------------------------------------------------------------------------------


                     EXHIBIT A TO ANTENNAE LICENSE AGREEMENT

                                    Equipment

Antennae, dishes and other telecommunications equipment as well as related structures and base site cabinets and any other appropriate ancillary equipment so long as all of the same are contained within 200 square feet of roof space and do not exceed 10 feet in height.

                                   EXHIBIT C

                              LICENSE AGREEMENT
                        MINNEAPOLIS TECHNOLOGY CENTER
                        WEST PARKING LOT (UNASSIGNED)

           This License Agreement is made as of the ___ day of ________,1999, by and between TIMESHARE SYSTEMS, INC., a Minnesota corporation ("Licensor") and Inflow, Inc. ("Licensee),

           In consideration of the covenants and agreements contained herein, and other good and valuable consideration, receipt and sufficiency of which is acknowledged, Licensor and Licensee mutually agree as follows:

     A. GRANT: Licensor hereby grants to Licensee, for the sole purpose of parking the automobile(s) described in Licensee's application attached hereto, fifteen (15) unassigned parking space(s) in the restricted parking areas of the West parking lot ("Lot") located at Minneapolis Technology Center, 511 South Eleventh Avenue South, Minneapolis, Minnesota.

     B. TERM: Subject to Paragraph I below, the term of this License commences this date and expires when the "Office Lease" (as defined below) expires or earlier terminates; provided Licensee may terminate this License Agreement at any time as to any parking space or spaces or in its entirety upon 30 days prior notice.

     C. LICENSE FEE: Licensee shall pay as its fee for this License the sum of $75 per admittance card on or before the first day of each month to Timeshare Systems, Inc., 511 South Eleventh Avenue South, Minneapolis, Minnesota, 55415, or at such other address that Licensor may designate; together with any use, sales or other tax (excepting income tax) payable or which may become payable by Licensor as a result of said fee. In the event the term of this License commences on other than the first day of a month, the fee will be prorated for such month. The license fee shall commence on the date Licensor delivers a Lot gate operator(s) or admittance card(s) to Licensee. The license fee shall terminate on the expiration date of the license or on the date the Licensee returns the Lot gate operator(s) and/or admittance card(s) whichever occurs last. The fee for this License may be adjusted from time to time beginning January 1, 2001 to whatever fee Licensor is then charging for Lot parking stalls; provided that such charge shall not exceed the market rate for similar parking in the area; and provided further that Licensor shall give thirty (30) days prior written notice of any such increase and Licensee may, at any time prior to (30) days subsequent to any such increase, terminate this License by giving ten (10) days written notice to Licensor.

     D. NEGATIVE COVENANTS: Licensee shall not:

                1. Park more than one (1) standard sized (or smaller) automobile per admittance card in the Lot, at any one time.

                2. Allow any non-authorized automobile to be parked in the Lot through use of Licensee's issued admittance card.

                3. Allow any automobile to be stored overnight in the Lot.

     Upon breach of any covenant set forth in this Paragraph 4 by Licensee, Licensor may, at its option, and in addition to Licensor's remedies provided in paragraph 5 hereof, charge Licensee the sum of $25.00 for each day of any such violation, and/or may tow or have towed any automobile which is parked in violation of any covenant set forth in this paragraph 4, and in such case Licensee agrees to pay Licensor as an additional license fee hereunder all towing and storage costs associated with said towing.

     E. RIGHT OF RE-ENTRY AND EXPIRATION: Licensee agrees that this License is made upon the condition that if the Licensee shall fail to pay the license fee within ten (10) days after notice from Licensor that the same is due, fail to keep any term or condition of this license and fail to remedy such failure within ten (10) days after receiving notice from Licensor of the same, or shall neglect or fail to keep, observe and perform any of the rules and regulations from time to time adopted and promulgated by Licensor for the operation of the Lot and fail to remedy the same within ten (10) days after receiving notice from Licensor, then in any of said cases the Licensor may immediately or at any time thereafter and without notice or demand, retake posession of the parking stall(s), without such re-taking working a forfeiture of the license fee to be paid by Licensee for the full term of this License. In the event of such retaking or at the end of the Term, Licensee agrees to return to Licensor any and all Lot gate operator(s) and/or admittance cards, upon notice from Licensor. Licensee shall pay to Licensor, Licensor's replacement/lost fee for all such operator(s) and/or admittance cards not returned.

     F. PARKING LOT OPERATION: It is specifically understood and agreed that the Lot area is operated without constant staffing and that Licensor shall not be responsible for any loss, damage or casualty sustained by Licensee's automobile or for the loss of any articles, personal property or any such other items from Licensee's automobile.

     G. OFFICE LEASE: Licensee presently has (or is contemporaneously executing) a lease for office space within the Minneapolis Technology Center ("Office Lease").


                1. A termination of the Office Lease, whether by expiration of the term or otherwise, shall automatically constitute a termination of this License Agreement.

      H. AUTHORIZED VEHICLES: Licensee agrees, upon request from Licensor, to furnish Licensor or its authorized agent, the state automobile license number(s) assigned to those automobile(s) of those persons employed on the premises and who are designated by Licensee to use the Lot. Any such designation shall not exceed the number of stalls licensed hereunder. If any automobile of Licensee or of Licensee's officers, agents or employees who is not designated to park in the Lot is parked therein, then Licensee shall pay to Licensor an amount equal to $25 per day for each such vehicle for each day, or a part thereof, such amount to be due and payable by Licensee within three (3) days after demand therefor.

      I. CANCELLATION: Licensor shall have the right, upon thirty (30) days prior written notice to Licensee, to cancel this License Agreement and allow the Parking Lot to be used on an unrestricted basis for all tenants and their invitees, provided that at least the same number of spaces shall remain available for use by Licensee. Licensee from and after the cancellation date specified in such written notice, shall have no further obligation for the payment of the fee hereunder but the use of such Parking Lot shall be subject to the terms of paragraphs 4(c), 6 and 7 hereof.

    J. LICENSE HOURS: Notwithstanding anything else contained herein to the contrary, the license granted hereunder shall be limited to the following hours:
Monday through Friday (legal holidays specifically excluded) from 7:00 a.m. to 6:00 p.m. Licensee specifically agrees that should Licensee violate the foregoing hours during a time period in which there is an event ("Event") at the Hubert H. Humphrey Metrodome (located across 11th Avenue from the Minneapolis Technology Center) Licensee shall pay to Licensor $25.00 for each such Event violation (or such higher rate which Licensor may then be charging for dome Event parking).


(LICENSEE)     INFLOW, INC.         (LICENSOR)    TIMESHARE SYSTEMS, INC.

By _________________________        By _________________________

 Its _______________________         Its _______________________

Date: ______________________        Date: ______________________

                                  EXHIBIT C-1

                               LICENSE AGREEMENT

                         MINNEAPOLIS TECHNOLOGY CENTER

                            PARKING LOT (ASSIGNED)

     This License Agreement is made as of this ___ day of _______,1999, by and between Timeshare Systems, Inc., a Minnesota corporation ("Licensor") and Inflow, Inc. ("Licensee").

     WITNESSETH:

     In consideration of the covenants and agreements contained herein, and other good and valuable consideration, receipt and sufficiency of which is acknowledged, Licensor and Licensee mutually agree as follows:

     A. GRANT: Licensor hereby grants to Licensee, for the sole purpose of parking the automobile(s) described in Licensee's application attached hereto, ten (10) assigned parking space(s) in the restricted parking areas of the East parking lot ("Lot") located at Minneapolis Technology Center, 511 South Eleventh Avenue South, Minneapolis, Minnesota. The assigned parking spaces shall be the following:_________________________________________________ .

     B. TERM: The term of this License shall be coterminous with the "Office Lease" (as defined below) ; provided Licensee may terminate this License Agreement at any time as to any parking space or spaces or in its entirety upon 30 days prior notice.

     C. LICENSE FEE: Licensee shall pay as its fee for this License the sum of $150 per parking space on or before the first day of each month to Timeshare Systems, Inc., 511 South Eleventh Avenue South, Minneapolis, Minnesota, 55415, or at such other address that Licensor may designate; together with any use, sales or other tax (excepting income tax) payable or which may become payable by Licensor as a result of said fee. In the event the term of this License commences on other than the first day of a month, the fee will be prorated for such month. The license fee shall commence on the date Licensor delivers a Lot gate operator(s) or admittance card(s) to Licensee. The license fee shall terminate on the expiration date of the license or on the date the Licensee returns the Lot gate operator(s) and/or admittance card(s) whichever occurs last. The license fee may be adjusted from time to time beginning January 1, 2000 to whatever fee Licensor is then charging for Lot parking stalls; provided that such charge shall not at any time exceed the market rate for similar parking in the area; and provided further that Licensor shall give thirty (30) days prior written notice of any increase and Licensee may, at any time prior to thirty (30) days subsequent to any such increase, terminate this License by giving ten (10) days written notice to Licensor. Licensee shall be entitled to one admitted card per stall for each such fee.

     D. COVENANTS: Licensee shall:

                1. Not park more than ten (10) automobiles in the Lot, at any one time.

     Upon breach of any covenant set forth in this Paragraph 4 by Licensee, Licensor may, at its option, and in addition to Licensor's remedies provided in paragraph 5 hereof, charge Licensee the sum of $25.00 for each day of any such violation, and/or may tow or have towed any automobile which is parked in violation of any covenant set forth in this paragraph 4, and in such case Licensee agrees to pay Licensor as an additional license fee hereunder all towing and storage costs associated with said towing.

     E. RIGHT OF RE-ENTRY AND EXPIRATION: Licensee agrees that this License is made upon the condition that if the Licensee shall fail to pay the license fee after notice from Licensor that the same is due, fail to keep any term or condition of this license and fail to remedy such failure within ten (10) days after receiving notice from Licensor of the same, or shall neglect or fail to keep, observe and perform any of the rules and regulations from time to time adopted and promulgated by Licensor for the operation of the Lot and fail to remedy the same within ten (10) days after receiving notice from Licensor, then in any of said cases the Licensor may immediately or at any time thereafter and without notice or demand, retake possession of the parking stall(s), without such re-taking working a forfeiture of the license fee to be paid by Licensee for the full term of this License. In the event of such retaking or at the end of the Term, Licensee agrees to return to Licensor any and all Lot gate operator(s) and/or admittance cards, upon notice from Licensor. Licensee shall pay to Licensor, Licensor's replacement/lost fee for all such operator(s) and/or admittance cards not returned.

     F. PARKING LOT OPERATION: It is specifically understood and agreed that the Lot area is operated without constant staffing and that Licensor shall not be responsible for any loss, damage or casualty sustained by Licensee's automobile or for the loss of any articles, personal property or any such other items from Licensee's automobile.

     G. OFFICE LEASE: Licensee presently has (or is contemporaneously executing) a lease for space within the Minneapolis Technology Center ("Office Lease").

                1. A termination of the Office Lease, whether by expiration of the term or otherwise, shall automatically constitute a termination of this License Agreement

     H. AUTHORIZED VEHICLES: Licensee agrees, upon request from Licensor, to furnish Licensor or its authorized agent, the state automobile license number(s) assigned to those automobile(s) of those persons employed on the premises and who are designated by Licensee to use the Lot, which may be revised from time to time by Licensee. Any such designation shall not exceed the number of admittance cards issued hereunder. After October 1, 1999, Licensor agrees to issue 2 admittance cards for each designated parking space so long as Tenant does not park more automobiles at any one time than the number of designated spaces. If Tenant violates the preceding sentence Landlord may terminate such number of admittance cards so that they again equal the number of assigned number of spaces. If any automobile of Licensee or of Licensee's officers, agents or employees who is not designated to park in the Lot is parked therein, then Licensee shall pay to Licensor an amount equal to $25 per day for each such vehicle for each day, or a part thereof, such amount to be due and payable by Licensee within three (3) days after demand therefor.

(LICENSEE) INFLOW, INC.                       (LICENSOR) TIMESHARE SYSTEMS, INC.

By______________________________                By______________________________

 Its____________________________                 Its____________________________


Date:___________________________                Date:___________________________

                                   EXHIBIT D

                             RULES AND REGULATIONS

     1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of the Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person or vendor chosen by Landlord. In addition, Landlord reserves the right to change from time to time the format of the signs or lettering and to require previously approved signs or lettering to be appropriately altered.

     2. If Landlord objects in writing to any curtains, blinds, shades or screens attached to or hung in or used in connection with any window or door of the Premises, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Premises. Tenant shall not place anything or allow anything to be placed against or near any glass partitions or doors or windows which may appear unsightly, in the opinion of Landlord, from outside the Premises.

     3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators or stairways of the Building. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access to the Building of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants provided that nothing contained in this rule shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building.

     4. The directory of the Building will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom.

     5. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage to any Tenant's property by the janitor or any other employee or any other person.

     6. Landlord will furnish Tenant free of charge with two keys to each door in the Premises. Landlord may make a reasonable charge for any additional keys, and Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new or additional lock or bolt on any doors of its Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

     7. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

     8. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord.

     9. Tenant shall obtain Landlord's consent prior to placing a load upon any floor which may exceed the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position to all equipment, materials, furniture or other property brought into the Building. Heavy objects shall stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space in the Building to such a degree as to be objectionable to Landlord or to any tenant shall be placed and maintained by Tenant, at Tenant's expense on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

     10. Tenant shall not waste electricity, water or air conditioning. Tenant shall keep corridor doors closed.

     11. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays any person unless that person is known to the person or employee in charge of the Building as being an employee of Tenant and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person.

     12. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus and electricity, gas or air outlets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

     13. The toilet rooms, toilets, urinals wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown into any of them, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

     14. Tenant shall not install any radio or television antenna, satellite dish, loudspeaker or other device on the roof or exterior walls of the Building except by virtue of a separate license negotiated with Landlord. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

     15. Except as approved by Landlord, Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

     16. No animals are allowed in the Building with the exception of seeing-eye or hearing animals. In the event any injuries are caused to Tenant's employees or invitees, the owner of said animal agrees to indemnify and hold the Landlord and its managing agent and all other tenants harmless from all costs (including reasonable attorneys' fees) with respect to the presence of any animals in the Building.

     17. Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

     18. No cooking shall be done or permitted by any Tenant on the Premises, except by the Tenant of Underwriters' Laboratory approved microwave oven or equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

     19. Tenant shall not use in any space or in the public halls of the Building any hand trucks except those equipped with the rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building.


     20. Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

     21. The requirements of Tenant will be attended to only upon appropriate application to the office of the Building by an authorized individual. Emplyees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instruction from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

     22. Parking is allowed between the hours of 7:00 am, to 6:00 p.m., Monday through Friday, holidays excepted, in the east parking lot only, subject to availability and at such rates as Landlord is then charging. Notwithstanding the foregoing, no parking is allowed during professional sporting events and/or other events occurring at the Hubert H. Humphrey Metrodome located at across 11th Avenue South from the Building. All visitors to the Building parking in such parking lot shall pay the then prevailing parking charges. Any visitor drop-offs are allowed only on the east side of the Building. Notwithstanding the foregoing, parking by Tenant pursuant to a specific license agreement shall be 24 hours per day, 7 days a week.

     23. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building. The foregoing shall not be construed to allow Landlord to discriminatorily enforce these Rules and Regulations as against Tenant and not other tenants of the Building.

     24. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

     25. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order in and about the Building. Tenant agrees to abide by all such rules and regulations in this Exhibit stated and any additional rules and regulations which are adopted.

     26. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

                                  FLOOR PLAN

                             PENTHOUSE/ROOF LEVEL


                                   [DIAGRAM]


                                   EXHIBIT E

                                   [DIAGRAM]

                               FUTURE EXPANSION

                                   EXHIBIT F